SEC File Nos. 2-10811
              811-116


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-1A
                           Registration Statement
                                    Under
                         the Securities Act of 1933
                      Post-Effective Amendment No.  104
                                     and
                           Registration Statement
                                    Under
                       The Investment Company Act of 1940
                               Amendment No.  28

                       THE INVESTMENT COMPANY OF AMERICA
               (Exact Name of Registrant as specified in charter)
                            333 South Hope Street
                        Los Angeles, California 90071
                    (Address of principal executive offices)
               Registrant's telephone number, including area code:
                                (213) 486-9200

                               Vincent P. Corti
                     Capital Research and Management Company
                             333 South Hope Street
                         Los Angeles, California 90071
                     (name and address of agent for service)


                                   Copies to:
                            ERIC A.S. RICHARDS, ESQ.
                             O'Melveny & Myers LLP
                             400 South Hope Street
                        Los Angeles, California  90071
                         (Counsel for the Registrant)

                 Approximate date of proposed public offering:
               It is proposed that this filing become effective
            on March 1, 1999,  pursuant to paragraph (b) of rule 485.

                                    The
                                  American
                                    Funds
                                   Group(R)




                ----------------------------------------------


                                 The Investment

                             Company of America(R)



                                   Prospectus











                                 MARCH 1, 1999



            THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES. FURTHER, IT HAS NOT DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Investment Company of America
333 South Hope Street
Los Angeles, California 90071

TICKER SYMBOL: AIVSX         NEWSPAPER ABBREV.: ICA             FUND NO.: 04

--------------------------------------------------------------------------------
TABLE OF CONTENTS

Risk/Return Summary                                                         2
 .............................................................................
Fees and Expenses of the Fund                                               5
 .............................................................................
Investment Objectives, Strategies and Risks                                 6
 .............................................................................
Year 2000                                                                   9
 .............................................................................
Management and Organization                                                10
 .............................................................................
Shareholder Information                                                    12
 .............................................................................
Purchase and Exchange of Shares                                            13
 .............................................................................
Distribution Arrangements                                                  17
 .............................................................................
Financial Highlights                                                       18

-----------------------------------------------------------------------------

                                The Investment Company of America / Prospectus 1

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY

The fund seeks to make your investment grow and provide you with income over time by investing primarily in common stocks that offer growth and dividend po-tential.

   The fund is designed for investors seeking both capital appreciation and income. The fund's equity investments are limited to securities included on its eligible list, which consists of securities that are deemed suitable by the fund's board of directors in light of the fund's investment objectives and policies. An investment in the fund is subject to risks, including the possibility that the fund may decline in value in response to economic, social or political events in the U.S. or abroad. In addition, the prices of equity securities will be affected by events specifically involving the companies whose securities are owned in the fund.

You may lose money by investing in the fund. The likelihood of loss is greater if you invest for a shorter period of time.

Your investment in the fund is not a bank deposit and is not insured or guaran-teed by the Federal Deposit Insurance Corporation or any other government agen-cy, entity or person.

2  The Investment Company of America / Prospectus

Investment Results

The following information illustrates how the fund's results fluctuate. Past results are not an indication of future results.

--------------------------------------------------------------------------------
Here are the fund's results calculated without a sales charge on a calendar year basis. (If a sales charge were included, results would be lower.)

 [begin bar chart]
1989 29.41
1990  0.68
1991  26.54
1992  6.99
1993  11.62
1994  0.16
1995  30.63
1996  19.35
1997  29.81
1998  22.94
[end bar chart]

 The fund's highest/lowest quarterly results during this time period were:

 Highest  17.34% (quarter ended December 31, 1998)
 Lowest -10.84% (quarter ended September 30, 1990)

                             The Investment Company of America / Prospectus  3

For periods ended December 31, 1998:

                               The fund with
Average Annual                 maximum sales           S&P      Lipper
Total Return/1/              charge deducted/2/       500/3/    Index/4/
--------------------------------------------------------------------------------
One Year                           15.88%              28.52%    13.58%
 .......................................................................
Five Years                         18.62%              24.02%    17.83%
 .......................................................................
Ten Years                          16.55%              19.16%    15.54%
 .......................................................................
Lifetime/5/                        13.57%              12.30%     n/a

Yield/2/: 1.50%

(For current yield information call American FundsLine(R) at 1-800-325-3590)

/1/  These results reflect average annual compounded rates of return.

/2/ These fund results were calculated according to a formula which requires that the maximum sales charge of 5.75% be deducted and include the reinvestment of dividend and capital gain distributions. Results would be higher if they were calculated at net asset value.

/3/ The Standard & Poor's 500 Composite Index represents primarily U.S. stocks. This index is unmanaged and does not reflect sales charges, commissions or expenses.

/4/ The Lipper Growth and Income Funds Index is an equally weighted performance index that represents funds that combine a growth-of-earnings orientation and an income requirement for level and/or rising dividends. The results of the underlying funds in the index include the reinvestment of dividend and capital gain distributions but do not reflect sales charges, commissions or expenses.

/5/ The fund began its first full month of investment operations on January 1, 1934.

 4    The Investment Company of America / Prospectus

--------------------------------------------------------------------------------
FEES AND EXPENSES OF THE FUND

The following describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholders Fees (fees paid directly from your investment)

Maximum sales charge imposed on purchases
(as a percentage of offering price)                                        5.75%/1/
--------------------------------------------------------------------------------
Maximum sales charge imposed on reinvested dividends                          0%
 ................................................................................
Maximum deferred sales charge                                                 0%/2/
 ................................................................................
Redemption or exchange fees                                                   0%

/1/  Sales charges are reduced or eliminated for larger purchases.

/2/ A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following any purchases you made without a sales charge.

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)

--------------------------------------------------------------------------------
Management Fees                                                            0.25%
 ................................................................................
Service (12b-1) Fees                                                       0.22%*
 ................................................................................
Other Expenses                                                             0.08%
 ................................................................................
Total Annual Fund Operating Expenses                                       0.55%

*12b-1 expenses may not exceed 0.25% of the fund's average net assets annually.

Example

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

One year                                                                  $  628
 ................................................................................
Three years                                                               $  741
 ................................................................................
Five years                                                               $  865
 ................................................................................
Ten years                                                                $1,225

                               The Investment Company of America / Prospectus  5

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

The fund's investment objectives are to achieve long-term growth of capital and income. The fund strives to accomplish these objectives through extensive global research, careful selection, and broad diversification. In the selection of securities for investment, potential for capital appreciation and future dividends are given more weight than current yield. The fund invests primarily in common stocks. The fund's investments are limited to securities included on its eligible list, which consists of securities deemed suitable in light of the fund's investment objectives and policies. Securities are added to, or deleted from, the eligible list by the board of directors, reviewing and acting upon the recommendations of the investment adviser.


The prices of equity securities will decline in response to certain events, in-cluding those directly involving the companies whose securities are owned in the fund, adverse conditions affecting the general economy, or overall market declines.

   The fund may also invest in cash or cash equivalents of any issuer to any ex-tent deemed appropriate. The extent of the fund's cash position will depend on market conditions, fund purchases and redemptions, and other factors. For exam-ple, in response to abnormal market conditions, the fund may invest substan-tially in cash or cash equivalents. This may detract from the achievement of the fund's objectives over the short-term, or may protect the fund during a market downturn.

The fund relies on the professional judgment of its investment adviser, Capital Research and Management Company, to make decisions about the fund's portfolio securities. The basic investment philosophy of Capital Research and Management Company is to seek undervalued securities that represent good long-term investment opportunities. Securities may be sold when they are judged to no longer represent good long-term value.

Other Important Investment Practices

In addition to the principal investment strategies described above, the fund has other investment practices that are described here and in the Statement of Additional Information.

The fund may invest up to 10% of its assets in securities of issuers domiciled outside the U.S. and not included in the Standard & Poor's 500 Composite Index. The value of non-U.S. securities can decline in response to various factors including currency fluctuations, political, social and economic instability, differing securities regulations and administrative difficulties such as delays in clearing and settling portfolio transactions.

6    The Investment Company of America / Prospectus

   Additional Investment Results

(For periods ended December 31, 1998)


Average Annual                      The fund with                Lipper
Total Return/1/                   no sales charge/2/            Index/3/
--------------------------------------------------------------------------------
One Year                                22.94%                   13.58%
 .......................................................................
Five Years                              20.03%                   17.83%
 .......................................................................
Ten Years                               17.24%                   15.54%
 .......................................................................
15 Years                                16.71%                   14.99%
 .......................................................................
20 Years                                17.17%                   15.98%
 .......................................................................
25 Years                                15.70%                   14.10%
 .......................................................................
30 Years                                13.04%                   11.55%

These results do not reflect sales charges. Sales charges are reduced or eliminated for larger purchases and purchases by certain retirement plans.

/1/  These results reflect average annual compounded rates of return.

/2/ These fund results were calculated according to a formula that is required for all stock and bond funds and include the reinvestment of dividend and capital gain distributions.

/3/ The Lipper Growth and Income Funds Index is an equally weighted performance index that represents funds that combine a growth-of-earnings orientation and an income requirement for level and/or rising dividends. The results of the underlying funds in the index include the reinvestment of dividend and capital gain distributions but do not reflect sales charges, commissions or expenses.

                               The Investment Company of America / Prospectus  7

--------------------------------------------------------------------------------

 The following information relating to the fund's investment portfolio is as of the end of the fund's fiscal year, December 31, 1998.


                                                                     Percent of
 Largest Investment Categories                                       Net Assets
 ------------------------------------------------------------------------------
  Services                                                            24.06%
 ...........................................................................
  Finance                                                             16.06
 ...........................................................................
  Consumer Goods                                                      15.47


                                                                     Percent of
  Largest Industry Holdings                                          Net Assets
 ------------------------------------------------------------------------------
  Telecommunications                                                  8.70%
 ..........................................................................
  Banking                                                             7.96
 ..........................................................................
  Health & Personal Care                                              7.19
 ..........................................................................
  Broadcasting & Publishing                                           6.82
 ..........................................................................
  Data Processing & Reproduction                                      6.46

                                                                     Percent of
  Largest Individual Holdings                                        Net Assets
 ------------------------------------------------------------------------------
  Philip Morris                                                       3.68%
 ..........................................................................
  Fannie Mae                                                          2.96
 ..........................................................................
  Time Warner                                                         2.93
 ..........................................................................
  Viacom                                                              2.08
 ..........................................................................
  International Business Machines                                     1.82
 ..........................................................................
  Pfizer                                                              1.71
 ..........................................................................
  AT&T                                                                1.71
 ..........................................................................
  BankAmerica                                                         1.52
 ..........................................................................
  Cendant                                                             1.51
 ..........................................................................
  Sprint FON Group                                                    1.42

 Because the fund is actively managed, its holdings will change from time to time.


8    The Investment Company of America / Prospectus

--------------------------------------------------------------------------------
YEAR 2000

The date-related computer issue known as the "Year 2000 problem" could have an adverse impact on the quality of services provided to the fund and its shareholders. However, the fund understands that its key service providers -- including the investment adviser and its affiliates -- are taking steps to address the issue. In addition, the Year 2000 problem may adversely affect the issuers in which the fund invests. For example, issuers may incur substantial costs to address the problem. They may also suffer losses caused by corporate and governmental data processing errors. The fund and its investment adviser will continue to monitor developments relating to this issue.

                               The Investment Company of America / Prospectus  9

--------------------------------------------------------------------------------
MANAGEMENT AND ORGANIZATION

Investment Adviser

Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is discussed earlier under "Fees and Expenses of the Fund."

Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the May 9, 1994 report issued by the Investment Company Institute's Advisory Group on Personal Investing. This policy has also been incorporated into the fund's code of ethics.

Multiple Portfolio Counselor System

Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach the portfolio of a fund is divided into segments which are managed by individual counselors. Counselors decide how their respective segments will be invested, within the limits provided by a fund's objective(s) and policies and by Capital Research and Management Company's investment committee. In addition, Capital Research and Management Company's research professionals may make investment decisions with respect to a portion of a fund's portfolio. The primary individual portfolio counselors for The Investment Company of America are listed on the following page.

10    The Investment Company of America / Prospectus

--------------------------------------------------------------------------------

                                                                                             Approximate Years of
                                                                                               Experience as an
                                                                                            Investment Professional
                                                                                         (including the last five years)
                                                                                         ................................
                                                            Years of Experience
                                                           as Portfolio Counselor        With Capital
                                                      (and Research Professional, if     Research and
  Portfolio Counselors                                applicable) for The Investment      Management
   for The Investment                                         Company of America          Company or
   Company of America        Primary Title(s)                    (approximate)            Affiliates         Total Years
 ------------------------------------------------------------------------------------------------------------------------
 Jon B.                      Chairman of the Board    41 years (plus 5 years as a         47 years            47 years
 Lovelace, Jr.               of the fund. Chairman    research professional prior
                             Emeritus, Capital        to becoming a portfolio
                             Research and             counselor for the fund)
                             Management Company
 ------------------------------------------------------------------------------------------------------------------------
 R. Michael                  President and Director   8 years (plus 13 years as an        34 years            34 years
 Shanahan                    of the fund. Chairman    investment professional prior
                             of the Board and          to becoming a portfolio
                             Principal Executive       counselor for the fund)
                             Officer, Capital
                             Research and
                             Management Company
 ------------------------------------------------------------------------------------------------------------------------
 William R.                  Senior Vice President    27 years                            29 years            36 years
 Grimsley                    and Director of the
                             fund. Senior Vice
                             President and Director,
                             Capital Research and
                             Management Company
 ------------------------------------------------------------------------------------------------------------------------
 William C.                  Director of the fund.    37 years                            40 years            46 years
 Newton                      Senior Partner, The
                             Capital Group Partners
                             L.P.*
 ------------------------------------------------------------------------------------------------------------------------
 Gregg E.                    Senior Vice President    7 years (plus 10 years as a         26 years            26 years
 Ireland                     of the fund. Senior      research professional prior
                             Vice President,          to becoming a portfolio
                             Capital Research and     counselor for the fund)
                             Management Company
 ------------------------------------------------------------------------------------------------------------------------
 James B.                    Senior Vice President    7 years (plus 4 years               17 years            17 years
 Lovelace                    of the fund. Senior      as a research
                             Vice President, Capital  professional prior
                             Research and             to becoming a
                             Management Company       portfolio counselor
                                                      for the fund)
 ------------------------------------------------------------------------------------------------------------------------
 Donald D.                   Senior Vice President    7 years (plus 4 years as a          14 years            14 years
 O'Neal                      of the fund. Vice        research professional prior
                             President, Capital       to becoming a portfolio
                             Research and             counselor for the fund)
                             Management Company
 ------------------------------------------------------------------------------------------------------------------------
 Dina N.                     Senior Vice President,   5 years (plus 2 years as a           7 years            21 years
 Perry                       Capital Research and     research professional prior
                             Management Company       to becoming a portfolio
                                                      counselor for the fund)
 ------------------------------------------------------------------------------------------------------------------------
 James F.                    President and Director,  5 years (plus 9 years as a          29 years            29 years
 Rothenberg                  Capital Research and     research professional prior
                             Management Company       to becoming a portfolio
                                                      counselor for the fund)
 ------------------------------------------------------------------------------------------------------------------------

  The fund began its first full month of investment operations on January 1, 1934.
  * Company affiliated with Capital Research and Management Company.


                              The Investment Company of America / Prospectus  11

--------------------------------------------------------------------------------
SHAREHOLDER INFORMATION

Shareholder Services

American Funds Service Company, the fund's transfer agent, offers you a wide range of services you can use to alter your investment program should your needs and circumstances change. These services are available only in states where they may be legally offered and may be terminated or modified at any time upon 60 days' written notice. For your convenience, American Funds Service Company has four service centers across the country.

                 American Funds Service Company Service Areas

                              [MAP APPEARS HERE]

  WESTERN SERVICE       WESTERN CENTRAL       EASTERN CENTRAL       EASTERN SERVICE
  CENTER                SERVICE CENTER        SERVICE CENTER        CENTER
  American Funds        American Funds        American Funds        American Funds
  Service Company       Service Company       Service Company       Service Company
  P.O. Box 2205         P.O. Box 659522       P.O. Box 6007         P.O. Box 2280
  Brea, California      San Antonio, Texas    Indianapolis,         Norfolk, Virginia
  92822-2205            78265-9522            Indiana               23501-2280
  Fax: 714/671-7080     Fax: 210/474-4050     46206-6007            Fax: 757/670-4773
                                              Fax: 317/735-6620


A complete description of the services we offer are described in the fund's statement of additional information. In addition, an easy-to-read guide to owning a fund in The American Funds Group titled "Welcome to the Family" is sent to new shareholders and is available by writing or calling American Funds Service Company.

You may invest in the fund through various retirement plans. However, some retirement plans or accounts held by investment dealers may not offer certain services. If you have any questions, please contact your plan administrator/ trustee or dealer.

12    The Investment Company of America / Prospectus

--------------------------------------------------------------------------------
PURCHASE AND EXCHANGE OF SHARES

Purchase

Generally, you may open an account by contacting any investment dealer authorized to sell the fund's shares. You may purchase additional shares using various options described in the statement of additional information and "Welcome to the Family."

Exchange

You may exchange your shares into other funds in The American Funds Group gen-erally without a sales charge. Exchange of shares from the money market funds initially purchased without a sales charge generally will be subject to the ap-propriate sales charge. Exchanges have the same tax consequences as ordinary sales and purchases. See "Transactions by Telephone..." for information regard-ing electronic exchanges.

The fund and American Funds Distributors, the fund's principal underwriter, re-serve the right to reject any purchase order for any reason. Although there is currently no specific limit on the number of exchanges you can make in a period of time, the fund and American Funds Distributors reserve the right to reject any purchase order and may terminate the exchange privilege of any investor whose pattern of exchange activity they have determined involves actual or po-tential harm to the fund.

Investment Minimums

-------------------------------------------------------------------------------
To establish an account                                                    $250
 For a retirement plan account                                             $250
 For a retirement plan account through payroll deduction                   $ 25
To add to an account                                                       $ 50
 For a retirement plan account through payroll deduction                   $ 25

Share Price

The fund calculates its share price, also called net asset value, as of 4:00 p.m. New York time which is the normal close of trading on the New York Stock Exchange, every day the Exchange is open. In calculating net asset value, mar-ket prices are used when available. If a market price for a particular security is not available, the fund will determine the appropriate price for the securi-ty.

Your shares will be purchased at the offering price, or sold at the net asset value, next determined after American Funds Service Company receives and ac-cepts your request. The offering price is the net asset value plus a sales charge, if applicable.

                              The Investment Company of America / Prospectus  13

Sales Charge

A sales charge may apply to your purchase. Your sales charge may be reduced for larger purchases as indicated below.

                                   Sales Charge as a Percentage of
                                  ................................
                                                   Net     Dealer Concession
                                   Offering       Amount        as % of
Investment                          Price        Invested   Offering Price
----------------------------------------------------------------------------
Less than $50,000                   5.75%         6.10%         5.00%
 ............................................................................
$50,000 but less than $100,000      4.50%         4.71%         3.75%
 ............................................................................
$100,000 but less than $250,000     3.50%         3.63%         2.75%
 ............................................................................
$250,000 but less than $500,000     2.50%         2.56%         2.00%
 ............................................................................
$500,000 but less than $1 million   2.00%         2.04%         1.60%

 ............................................................................
$1 million or more and certain
other investments described below   see below     see below     see below

Purchases Not Subject to Sales Charge

Investments of $1 million or more and investments made by employer- sponsored defined contribution-type plans with 100 or more eligible employees are sold with no initial sales charge. A 1% contingent deferred sales charge may be im-posed on certain redemptions by accounts that invest with no initial sales charge (other than employer-sponsored plans), if redemptions are made within one year of purchase. A dealer concession of up to 1% may be paid by the fund under its Plan of Distribution and/or by American Funds Distributors on invest-ments made with no initial sales charge.

Reducing Your Sales Charge

You and your immediate family may combine investments to reduce your sales charge. You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your sales charge using one or any combination of the methods described in the statement of additional information and "Welcome to the Family."

Plan of Distribution

The fund has a Plan of Distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the fund's board of directors. Up to 0.25% of average net assets is paid annually to qualified dealers for providing certain

14    The Investment Company of America / Prospectus
services pursuant to the fund's Plan of Distribution. The 12b-1 fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is indicated earlier under "Fees and Expenses of the Fund." Since these fees are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of an investment and may cost you more than paying higher initial sales charges.

Other Compensation to Dealers

American Funds Distributors may provide additional compensation to, or sponsor informational meetings for dealers, as described in the statement of additional information.

How to Sell Shares

Once a sufficient period of time has passed to reasonably assure that checks or drafts (including certified or cashiers' checks) for shares purchased have cleared (normally 15 calendar days), you may sell (redeem) those shares in any of the following ways:

  Through Your Dealer (certain charges may apply)

  .  Shares held for you in your dealer's name must be sold through the dealer.

  Writing to American Funds Service Company

  .  Requests must be signed by the registered shareholder(s)

  .  A signature guarantee is required if the redemption is:

     -- Over $50,000;

     -- Made payable to someone other than the registered shareholder(s); or

     -- Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

  . Additional documentation may be required for sales of shares held in corpo-rate, partnership or fiduciary accounts.

  Telephoning or Faxing American Funds Service Company, or by Using American FundsLine(R) or American FundsLine Online(R):

  . Redemptions by telephone or fax (including American FundsLine and American FundsLine OnLine) are limited to $50,000 per shareholder each day

  .  Checks must be made payable to the registered shareholder

  . Checks must be mailed to an address of record that has been used with the account for at least 10 days.

                              The Investment Company of America / Prospectus  15

Transactions by Telephone, Fax, American FundsLine, or American
FundsLine OnLine

Generally, you are automatically eligible to use these services for redemptions and exchanges unless you notify us in writing that you do not want any or all of these services. You may reinstate these services at any time.

Unless you decide not to have telephone, fax, or computer services on your ac-count(s), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) which may be incurred in connection with the exercise of these privileges, provided Amer-ican Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, the fund may be liable for losses due to unauthorized or fraudulent instructions.

16    The Investment Company of America / Prospectus

--------------------------------------------------------------------------------
DISTRIBUTION ARRANGEMENTS

Dividends and Distributions

The fund intends to pay dividends to you, usually in March, June, September and December. Capital gains, if any, are usually distributed in December.

You may elect to reinvest dividends and/or capital gain distributions to pur-chase additional shares of this fund or any other fund in The American Funds Group or you may elect to receive them in cash.

Tax Consequences

Dividends and capital gains are taxable whether they are reinvested or received in cash -- unless you are exempt from taxation or entitled to tax deferral. Capital gains may be taxed at different rates depending on the length of time the fund holds its assets.

The tax treatment of redemptions from a retirement plan account may differ from redemptions from an ordinary shareholder account.

You must provide the fund with a certified correct taxpayer identification number (generally your Social Security Number) and certify that you are not subject to backup withholding. If you fail to do so, the IRS can require the fund to withhold 31% of your taxable distributions and redemptions. Federal law also requires the fund to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

Please see the statement of additional information, "Welcome to the Family," and your tax adviser for further information.


                              The Investment Company of America / Prospectus  17

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund's results for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been au-dited by PricewaterhouseCoopers LLP, whose report, along with the fund's finan-cial statements, are included in the statement of additional information, which is available upon request.

                                            Years ended December 31
                                            .......................
                                    1998     1997     1996     1995     1994
                                 -----------------------------------------------
Net asset value,
beginning of period                $ 28.25   $24.23   $21.61  $ 17.67  $ 18.72
--------------------------------------------------------------------------------
Income From Investment
Operations:
Net investment income                  .48      .51      .49      .52      .51
 ................................................................................
Net gains or losses on securities
(both realized and unrealized)        5.79     6.61     3.66     4.83     (.48)
 ................................................................................
Total from investment operations      6.27     7.12     4.15     5.35      .03
--------------------------------------------------------------------------------
Less Distributions:
Dividends (from net
investment income)                    (.51)    (.50)    (.50)    (.50)    (.48)
 ................................................................................
Distributions (from capital
gains)                               (2.94)   (2.60)   (1.03)    (.91)    (.60)
 ................................................................................
Total distributions                  (3.45)   (3.10)   (1.53)   (1.41)   (1.08)
--------------------------------------------------------------------------------
Net asset value,
end of period                      $ 31.07   $28.25   $24.23  $ 21.61  $ 17.67
 ................................................................................
Total return/1/                      22.94%   29.81%   19.35%   30.63%     .16%
--------------------------------------------------------------------------------
Ratios/Supplemental Data:
Net assets, end of year (in
millions)                          $48,498  $39,718  $30,875  $25,678  $19,280
 ................................................................................
Ratios of expenses to
average net assets                     .55%     .56%     .59%     .60%     .60%
 ................................................................................
Ratio of net income
to average net assets                 1.65%    1.90%    2.17%    2.70%    2.83%
 ................................................................................
Portfolio turnover rate              24.28%   26.02%   19.56%   20.37%   31.08%

/1/Excludes maximum sales charge of 5.75%.

18    The Investment Company of America / Prospectus

--------------------------------------------------------------------------------
NOTES

                              The Investment Company of America / Prospectus  19

--------------------------------------------------------------------------------
NOTES

20    The Investment Company of America / Prospectus

--------------------------------------------------------------------------------
NOTES

                              The Investment Company of America / Prospectus  21

--------------------------------------------------------------------------------
     For Shareholder         For Retirement Plan           For Dealer
     Services                Services                      Services

     American Funds          Call your employer or         American Funds
     Service Company         plan administrator            Distributors
     800/421-0180                                          800/421-9900 ext. 11

                            For 24-hour Information


          American                     American Funds
          FundsLine(R)                 Internet Web site
          800/325-3590                 http://www.americanfunds.com


     Telephone conversations may be recorded or monitored for verification, recordkeeping and quality assurance purposes.
--------------------------------------------------------------------------------
     Multiple Translations

     This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.
--------------------------------------------------------------------------------
     OTHER FUND INFORMATION

     Annual/Semi-Annual Report to Shareholders

     Contains additional information about the fund including financial statements, investments results, portfolio holdings, a statement from portfolio management discussing market conditions and the fund's investment strategies, and the independent accountants' report (in the annual report).

     Statement of Additional Information (SAI)

     Contains more detailed information on all aspects of the fund, including the fund's financial statements.

     A current SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The SAI and other related materials about the fund are available for review or to be copied at the SEC's Public Reference Room in Washington, D.C. (1-800-SEC-
     0330) or on the SEC's Internet Web site at http://www.sec.gov.

     Code of Ethics

     Includes a description of the fund's personal investing policy.

     To request a free copy of any of the documents above:

     Call American Funds     or        Write to the Secretary of the fund
     Service Company                   333 South Hope Street
     800/421-0180 ext. 1               Los Angeles, California 90071

     Investment Company File No. 811-116       [LOGO] Printed on recycled paper


THE FUND PROVIDES SPANISH TRANSLATIONS IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE FOLLOWING IS A FAIR AND ACCURATE ENGLISH TRANSLATION OF A SPANISH LANGUAGE PROSPECTUS FOR THE FUND.
/s/ Vincent P. Corti
Vincent P. Corti
Secretary

                                    The
                                  American
                                    Funds
                                   Group(R)




                ----------------------------------------------


                                 The Investment

                             Company of America(R)



                                   Prospectus











                                 MARCH 1, 1999



            THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES. FURTHER, IT HAS NOT DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Investment Company of America
333 South Hope Street
Los Angeles, California 90071

TICKER SYMBOL: AIVSX         NEWSPAPER ABBREV.: ICA             FUND NO.: 04

--------------------------------------------------------------------------------
TABLE OF CONTENTS

Risk/Return Summary                                                         2
 .............................................................................
Fees and Expenses of the Fund                                               5
 .............................................................................
Investment Objectives, Strategies and Risks                                 6
 .............................................................................
Year 2000                                                                   9
 .............................................................................
Management and Organization                                                10
 .............................................................................
Shareholder Information                                                    12
 .............................................................................
Purchase and Exchange of Shares                                            13
 .............................................................................
Distribution Arrangements                                                  17
 .............................................................................
Financial Highlights                                                       18

-----------------------------------------------------------------------------

                                The Investment Company of America / Prospectus 1

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY

The fund seeks to make your investment grow and provide you with income over time by investing primarily in common stocks that offer growth and dividend po-tential.

The fund is designed for investors seeking both capital appreciation and income. The fund's equity investments are limited to securities included on its eligible list, which consists of securities that are deemed suitable by the fund's board of directors in light of the fund's investment objectives and policies. An investment in the fund is subject to risks, including the possibility that the fund may decline in value in response to economic, social or political events in the U.S. or abroad. In addition, the prices of equity securities will be affected by events specifically involving the companies whose securities are owned in the fund.

You may lose money by investing in the fund. The likelihood of loss is greater if you invest for a shorter period of time.

Your investment in the fund is not a bank deposit and is not insured or guaran-teed by the Federal Deposit Insurance Corporation or any other government agen-cy, entity or person.

2  The Investment Company of America / Prospectus

Investment Results

The following information illustrates how the fund's results fluctuate. Past results are not an indication of future results.

--------------------------------------------------------------------------------
Here are the fund's results calculated without a sales charge on a calendar year basis. (If a sales charge were included, results would be lower.)

 [begin bar chart]
1989 29.41
1990  0.68
1991  26.54
1992  6.99
1993  11.62
1994  0.16
1995  30.63
1996  19.35
1997  29.81
1998  22.94
[end bar chart]

 The fund's highest/lowest quarterly results during this time period were:

 Highest  17.34% (quarter ended December 31, 1998)
 Lowest -10.84% (quarter ended September 30, 1990)

                      The Investment Company of America / Prospectus  3

For periods ended December 31, 1998:

                               The fund with
Average Annual                 maximum sales           S&P      Lipper
Total Return/1/              charge deducted/2/       500/3/    Index/4/
--------------------------------------------------------------------------------
One Year                           15.88%              28.52%    13.58%
 .......................................................................
Five Years                         18.62%              24.02%    17.83%
 .......................................................................
Ten Years                          16.55%              19.16%    15.54%
 .......................................................................
Lifetime/5/                        13.57%              12.30%     n/a

Yield/2/: 1.50%

(For current yield information call American FundsLine(R) at 1-800-325-3590)

/1/  These results reflect average annual compounded rates of return.

/2/ These fund results were calculated according to a formula which requires that the maximum sales charge of 5.75% be deducted and include the reinvestment of dividend and capital gain distributions. Results would be higher if they were calculated at net asset value.

/3/ The Standard & Poor's 500 Composite Index represents primarily U.S. stocks. This index is unmanaged and does not reflect sales charges, commissions or expenses.

/4/ The Lipper Growth and Income Funds Index is an equally weighted performance index that represents funds that combine a growth-of-earnings orientation and an income requirement for level and/or rising dividends. The results of the underlying funds in the index include the reinvestment of dividend and capital gain distributions but do not reflect sales charges, commissions or expenses.

/5/ The fund began its first full month of investment operations on January 1, 1934.

 4    The Investment Company of America / Prospectus

--------------------------------------------------------------------------------
FEES AND EXPENSES OF THE FUND

The following describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholders Fees (fees paid directly from your investment)

Maximum sales charge imposed on purchases
(as a percentage of offering price)                                        5.75%/1/
--------------------------------------------------------------------------------
Maximum sales charge imposed on reinvested dividends                          0%
 ................................................................................
Maximum deferred sales charge                                                 0%/2/
 ................................................................................
Redemption or exchange fees                                                   0%

/1/  Sales charges are reduced or eliminated for larger purchases.

/2/ A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following any purchases you made without a sales charge.

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)

--------------------------------------------------------------------------------
Management Fees                                                            0.25%
 ................................................................................
Service (12b-1) Fees                                                       0.22%*
 ................................................................................
Other Expenses                                                             0.08%
 ................................................................................
Total Annual Fund Operating Expenses                                       0.55%

*12b-1 expenses may not exceed 0.25% of the fund's average net assets annually.

Example

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
--------------------------------------------------------------------------------

One year                                                                  $  628
 ................................................................................
Three years                                                               $  741
 ................................................................................
Five years                                                               $  865
 ................................................................................
Ten years                                                                $1,225

                               The Investment Company of America / Prospectus  5

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

The fund's investment objectives are to achieve long-term growth of capital and income. The fund strives to accomplish these objectives through extensive global research, careful selection, and broad diversification. In the selection of securities for investment, potential for capital appreciation and future dividends are given more weight than current yield. The fund invests primarily in common stocks. The fund's investments are limited to securities included on its eligible list, which consists of securities deemed suitable in light of the fund's investment objectives and policies. Securities are added to, or deleted from, the eligible list by the board of directors, reviewing and acting upon the recommendations of the investment adviser.

The prices of equity securities will decline in response to certain events, in-cluding those directly involving the companies whose securities are owned in the fund, adverse conditions affecting the general economy, or overall market declines.

The fund may also invest in cash or cash equivalents of any issuer to any ex-tent deemed appropriate. The extent of the fund's cash position will depend on market conditions, fund purchases and redemptions, and other factors. For exam-ple, in response to abnormal market conditions, the fund may invest substan-tially in cash or cash equivalents. This may detract from the achievement of the fund's objectives over the short-term, or may protect the fund during a market downturn.

The fund relies on the professional judgment of its investment adviser, Capital Research and Management Company, to make decisions about the fund's portfolio securities. The basic investment philosophy of Capital Research and Management Company is to seek undervalued securities that represent good long-term investment opportunities. Securities may be sold when they are judged to no longer represent good long-term value.

Other Important Investment Practices

In addition to the principal investment strategies described above, the fund has other investment practices that are described here and in the Statement of Additional Information.

The fund may invest up to 10% of its assets in securities of issuers domiciled outside the U.S. and not included in the Standard & Poor's 500 Composite Index. The value of non-U.S. securities can decline in response to various factors including currency fluctuations, political, social and economic instability, differing securities regulations and administrative difficulties such as delays in clearing and settling portfolio transactions.

6    The Investment Company of America / Prospectus

Additional Investment Results

(For periods ended December 31, 1998)


Average Annual                      The fund with                Lipper
Total Return/1/                   no sales charge/2/            Index/3/
--------------------------------------------------------------------------------
One Year                                22.94%                   13.58%
 .......................................................................
Five Years                              20.03%                   17.83%
 .......................................................................
Ten Years                               17.24%                   15.54%
 .......................................................................
15 Years                                16.71%                   14.99%
 .......................................................................
20 Years                                17.17%                   15.98%
 .......................................................................
25 Years                                15.70%                   14.10%
 .......................................................................
30 Years                                13.04%                   11.55%

These results do not reflect sales charges. Sales charges are reduced or eliminated for larger purchases and purchases by certain retirement plans.

/1/  These results reflect average annual compounded rates of return.

/2/ These fund results were calculated according to a formula that is required for all stock and bond funds and include the reinvestment of dividend and capital gain distributions.

/3/ The Lipper Growth and Income Funds Index is an equally weighted performance index that represents funds that combine a growth-of-earnings orientation and an income requirement for level and/or rising dividends. The results of the underlying funds in the index include the reinvestment of dividend and capital gain distributions but do not reflect sales charges, commissions or expenses.

                               The Investment Company of America / Prospectus  7

--------------------------------------------------------------------------------

 The following information relating to the fund's investment portfolio is as of the end of the fund's fiscal year, December 31, 1998.


                                                                     Percent of
 Largest Investment Categories                                       Net Assets
 ------------------------------------------------------------------------------
  Services                                                            24.06%
 ...........................................................................
  Finance                                                             16.06
 ...........................................................................
  Consumer Goods                                                      15.47


                                                                     Percent of
  Largest Industry Holdings                                          Net Assets
 ------------------------------------------------------------------------------
  Telecommunications                                                  8.70%
 ..........................................................................
  Banking                                                             7.96
 ..........................................................................
  Health & Personal Care                                              7.19
 ..........................................................................
  Broadcasting & Publishing                                           6.82
 ..........................................................................
  Data Processing & Reproduction                                      6.46

                                                                     Percent of
  Largest Individual Holdings                                        Net Assets
 ------------------------------------------------------------------------------
  Philip Morris                                                       3.68%
 ..........................................................................
  Fannie Mae                                                          2.96
 ..........................................................................
  Time Warner                                                         2.93
 ..........................................................................
  Viacom                                                              2.08
 ..........................................................................
  International Business Machines                                     1.82
 ..........................................................................
  Pfizer                                                              1.71
 ..........................................................................
  AT&T                                                                1.71
 ..........................................................................
  BankAmerica                                                         1.52
 ..........................................................................
  Cendant                                                             1.51
 ..........................................................................
  Sprint FON Group                                                    1.42

 Because the fund is actively managed, its holdings will change from time to time.


8    The Investment Company of America / Prospectus

--------------------------------------------------------------------------------
YEAR 2000

The date-related computer issue known as the "Year 2000 problem" could have an adverse impact on the quality of services provided to the fund and its shareholders. However, the fund understands that its key service providers -- including the investment adviser and its affiliates -- are taking steps to address the issue. In addition, the Year 2000 problem may adversely affect the issuers in which the fund invests. For example, issuers may incur substantial costs to address the problem. They may also suffer losses caused by corporate and governmental data processing errors. The fund and its investment adviser will continue to monitor developments relating to this issue.

                               The Investment Company of America / Prospectus  9

--------------------------------------------------------------------------------
MANAGEMENT AND ORGANIZATION

Investment Adviser

Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is discussed earlier under "Fees and Expenses of the Fund."

Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the May 9, 1994 report issued by the Investment Company Institute's Advisory Group on Personal Investing. This policy has also been incorporated into the fund's code of ethics.

Multiple Portfolio Counselor System

Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach the portfolio of a fund is divided into segments which are managed by individual counselors. Counselors decide how their respective segments will be invested, within the limits provided by a fund's objective(s) and policies and by Capital Research and Management Company's investment committee. In addition, Capital Research and Management Company's research professionals may make investment decisions with respect to a portion of a fund's portfolio. The primary individual portfolio counselors for The Investment Company of America are listed on the following page.

10    The Investment Company of America / Prospectus

--------------------------------------------------------------------------------

                                                                                             Approximate Years of
                                                                                               Experience as an
                                                                                            Investment Professional
                                                                                         (including the last five years)
                                                                                         ................................
                                                            Years of Experience
                                                           as Portfolio Counselor        With Capital
                                                      (and Research Professional, if     Research and
  Portfolio Counselors                                applicable) for The Investment      Management
   for The Investment                                         Company of America          Company or
   Company of America        Primary Title(s)                    (approximate)            Affiliates         Total Years
 ------------------------------------------------------------------------------------------------------------------------
 Jon B.                      Chairman of the Board    41 years (plus 5 years as a         47 years            47 years
 Lovelace, Jr.               of the fund. Chairman    research professional prior
                             Emeritus, Capital        to becoming a portfolio
                             Research and             counselor for the fund)
                             Management Company
 ------------------------------------------------------------------------------------------------------------------------
 R. Michael                  President and Director   8 years (plus 13 years as an        34 years            34 years
 Shanahan                    of the fund. Chairman    investment professional prior
                             of the Board and          to becoming a portfolio
                             Principal Executive       counselor for the fund)
                             Officer, Capital
                             Research and
                             Management Company
 ------------------------------------------------------------------------------------------------------------------------
 William R.                  Senior Vice President    27 years                            29 years            36 years
 Grimsley                    and Director of the
                             fund. Senior Vice
                             President and Director,
                             Capital Research and
                             Management Company
 ------------------------------------------------------------------------------------------------------------------------
 William C.                  Director of the fund.    37 years                            40 years            46 years
 Newton                      Senior Partner, The
                             Capital Group Partners
                             L.P.*
 ------------------------------------------------------------------------------------------------------------------------
 Gregg E.                    Senior Vice President    7 years (plus 10 years as a         26 years            26 years
 Ireland                     of the fund. Senior      research professional prior
                             Vice President,          to becoming a portfolio
                             Capital Research and     counselor for the fund)
                             Management Company
 ------------------------------------------------------------------------------------------------------------------------
 James B.                    Senior Vice President    7 years (plus 4 years               17 years            17 years
 Lovelace                    of the fund. Senior      as a research
                             Vice President, Capital  professional prior
                             Research and             to becoming a
                             Management Company       portfolio counselor
                                                      for the fund)
 ------------------------------------------------------------------------------------------------------------------------
 Donald D.                   Senior Vice President    7 years (plus 4 years as a          14 years            14 years
 O'Neal                      of the fund. Vice        research professional prior
                             President, Capital       to becoming a portfolio
                             Research and             counselor for the fund)
                             Management Company
 ------------------------------------------------------------------------------------------------------------------------
 Dina N.                     Senior Vice President,   5 years (plus 2 years as a           7 years            21 years
 Perry                       Capital Research and     research professional prior
                             Management Company       to becoming a portfolio
                                                      counselor for the fund)
 ------------------------------------------------------------------------------------------------------------------------
 James F.                    President and Director,  5 years (plus 9 years as a          29 years            29 years
 Rothenberg                  Capital Research and     research professional prior
                             Management Company       to becoming a portfolio
                                                      counselor for the fund)
 ------------------------------------------------------------------------------------------------------------------------

  The fund began its first full month of investment operations on January 1, 1934.
  * Company affiliated with Capital Research and Management Company.


                              The Investment Company of America / Prospectus  11

--------------------------------------------------------------------------------
SHAREHOLDER INFORMATION

Shareholder Services

American Funds Service Company, the fund's transfer agent, offers you a wide range of services you can use to alter your investment program should your needs and circumstances change. These services are available only in states where they may be legally offered and may be terminated or modified at any time upon 60 days' written notice. For your convenience, American Funds Service Company has four service centers across the country.

                 American Funds Service Company Service Areas

                              [MAP APPEARS HERE]

  WESTERN SERVICE       WESTERN CENTRAL       EASTERN CENTRAL       EASTERN SERVICE
  CENTER                SERVICE CENTER        SERVICE CENTER        CENTER
  American Funds        American Funds        American Funds        American Funds
  Service Company       Service Company       Service Company       Service Company
  P.O. Box 2205         P.O. Box 659522       P.O. Box 6007         P.O. Box 2280
  Brea, California      San Antonio, Texas    Indianapolis,         Norfolk, Virginia
  92822-2205            78265-9522            Indiana               23501-2280
  Fax: 714/671-7080     Fax: 210/474-4050     46206-6007            Fax: 757/670-4773
                                              Fax: 317/735-6620

A complete description of the services we offer are described in the fund's statement of additional information. In addition, an easy-to-read guide to owning a fund in The American Funds Group titled "Welcome to the Family" is sent to new shareholders and is available by writing or calling American Funds Service Company.

You may invest in the fund through various retirement plans. However, some retirement plans or accounts held by investment dealers may not offer certain services. If you have any questions, please contact your plan administrator/ trustee or dealer.

12    The Investment Company of America / Prospectus

--------------------------------------------------------------------------------
PURCHASE AND EXCHANGE OF SHARES

Purchase

Generally, you may open an account by contacting any investment dealer authorized to sell the fund's shares. You may purchase additional shares using various options described in the statement of additional information and "Welcome to the Family."

Exchange

You may exchange your shares into other funds in The American Funds Group gen-erally without a sales charge. Exchange of shares from the money market funds initially purchased without a sales charge generally will be subject to the ap-propriate sales charge. Exchanges have the same tax consequences as ordinary sales and purchases. See "Transactions by Telephone..." for information regard-ing electronic exchanges.

The fund and American Funds Distributors, the fund's principal underwriter, re-serve the right to reject any purchase order for any reason. Although there is currently no specific limit on the number of exchanges you can make in a period of time, the fund and American Funds Distributors reserve the right to reject any purchase order and may terminate the exchange privilege of any investor whose pattern of exchange activity they have determined involves actual or po-tential harm to the fund.

Investment Minimums

-------------------------------------------------------------------------------
To establish an account                                                    $250
 For a retirement plan account                                             $250
 For a retirement plan account through payroll deduction                   $ 25
To add to an account                                                       $ 50
 For a retirement plan account through payroll deduction                   $ 25

Share Price

The fund calculates its share price, also called net asset value, as of 4:00 p.m. New York time which is the normal close of trading on the New York Stock Exchange, every day the Exchange is open. In calculating net asset value, mar-ket prices are used when available. If a market price for a particular security is not available, the fund will determine the appropriate price for the securi-ty.

Your shares will be purchased at the offering price, or sold at the net asset value, next determined after American Funds Service Company receives and ac-cepts your request. The offering price is the net asset value plus a sales charge, if applicable.

                              The Investment Company of America / Prospectus  13

Sales Charge

A sales charge may apply to your purchase. Your sales charge may be reduced for larger purchases as indicated below.

                                   Sales Charge as a Percentage of
                                  ................................
                                                   Net     Dealer Concession
                                   Offering       Amount        as % of
Investment                          Price        Invested   Offering Price
----------------------------------------------------------------------------
Less than $50,000                   5.75%         6.10%         5.00%
 ............................................................................
$50,000 but less than $100,000      4.50%         4.71%         3.75%
 ............................................................................
$100,000 but less than $250,000     3.50%         3.63%         2.75%
 ............................................................................
$250,000 but less than $500,000     2.50%         2.56%         2.00%
 ............................................................................
$500,000 but less than $1 million   2.00%         2.04%         1.60%

 ............................................................................
$1 million or more and certain
other investments described below   see below     see below     see below

Purchases Not Subject to Sales Charge

Investments of $1 million or more and investments made by employer- sponsored defined contribution-type plans with 100 or more eligible employees are sold with no initial sales charge. A 1% contingent deferred sales charge may be im-posed on certain redemptions by accounts that invest with no initial sales charge (other than employer-sponsored plans), if redemptions are made within one year of purchase. A dealer concession of up to 1% may be paid by the fund under its Plan of Distribution and/or by American Funds Distributors on invest-ments made with no initial sales charge.

Reducing Your Sales Charge

You and your immediate family may combine investments to reduce your sales charge. You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your sales charge using one or any combination of the methods described in the statement of additional information and "Welcome to the Family."

Plan of Distribution

The fund has a Plan of Distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the fund's board of directors. Up to 0.25% of average net assets is paid annually to qualified dealers for providing certain

14    The Investment Company of America / Prospectus
services pursuant to the fund's Plan of Distribution. The 12b-1 fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is indicated earlier under "Fees and Expenses of the Fund." Since these fees are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of an investment and may cost you more than paying higher initial sales charges.

Other Compensation to Dealers

American Funds Distributors may provide additional compensation to, or sponsor informational meetings for dealers, as described in the statement of additional information.

How to Sell Shares

Once a sufficient period of time has passed to reasonably assure that checks or drafts (including certified or cashiers' checks) for shares purchased have cleared (normally 15 calendar days), you may sell (redeem) those shares in any of the following ways:

  Through Your Dealer (certain charges may apply)

  .  Shares held for you in your dealer's name must be sold through the dealer.

  Writing to American Funds Service Company

  .  Requests must be signed by the registered shareholder(s)

  .  A signature guarantee is required if the redemption is:

     -- Over $50,000;

     -- Made payable to someone other than the registered shareholder(s); or

     -- Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

  . Additional documentation may be required for sales of shares held in corpo-rate, partnership or fiduciary accounts.

  Telephoning or Faxing American Funds Service Company, or by Using American FundsLine(R) or American FundsLine Online(R):

  . Redemptions by telephone or fax (including American FundsLine and American FundsLine OnLine) are limited to $50,000 per shareholder each day

  .  Checks must be made payable to the registered shareholder

  . Checks must be mailed to an address of record that has been used with the account for at least 10 days.

                              The Investment Company of America / Prospectus  15

Transactions by Telephone, Fax, American FundsLine, or American
FundsLine OnLine

Generally, you are automatically eligible to use these services for redemptions and exchanges unless you notify us in writing that you do not want any or all of these services. You may reinstate these services at any time.

Unless you decide not to have telephone, fax, or computer services on your ac-count(s), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) which may be incurred in connection with the exercise of these privileges, provided Amer-ican Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, the fund may be liable for losses due to unauthorized or fraudulent instructions.

16    The Investment Company of America / Prospectus

--------------------------------------------------------------------------------
DISTRIBUTION ARRANGEMENTS

Dividends and Distributions

The fund intends to pay dividends to you, usually in March, June, September and December. Capital gains, if any, are usually distributed in December.

You may elect to reinvest dividends and/or capital gain distributions to pur-chase additional shares of this fund or any other fund in The American Funds Group or you may elect to receive them in cash.

Tax Consequences

Dividends and capital gains are taxable whether they are reinvested or received in cash -- unless you are exempt from taxation or entitled to tax deferral. Capital gains may be taxed at different rates depending on the length of time the fund holds its assets.

The tax treatment of redemptions from a retirement plan account may differ from redemptions from an ordinary shareholder account.

You must provide the fund with a certified correct taxpayer identification number (generally your Social Security Number) and certify that you are not subject to backup withholding. If you fail to do so, the IRS can require the fund to withhold 31% of your taxable distributions and redemptions. Federal law also requires the fund to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

Please see the statement of additional information, "Welcome to the Family," and your tax adviser for further information.


                              The Investment Company of America / Prospectus  17

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund's results for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been au-dited by PricewaterhouseCoopers LLP, whose report, along with the fund's finan-cial statements, are included in the statement of additional information, which is available upon request.

                                            Years ended December 31
                                            .......................
                                    1998     1997     1996     1995     1994
                                 -----------------------------------------------
Net asset value,
beginning of period                $ 28.25   $24.23   $21.61  $ 17.67  $ 18.72
--------------------------------------------------------------------------------
Income From Investment
Operations:
Net investment income                  .48      .51      .49      .52      .51
 ................................................................................
Net gains or losses on securities
(both realized and unrealized)        5.79     6.61     3.66     4.83     (.48)
 ................................................................................
Total from investment operations      6.27     7.12     4.15     5.35      .03
--------------------------------------------------------------------------------
Less Distributions:
Dividends (from net
investment income)                    (.51)    (.50)    (.50)    (.50)    (.48)
 ................................................................................
Distributions (from capital
gains)                               (2.94)   (2.60)   (1.03)    (.91)    (.60)
 ................................................................................
Total distributions                  (3.45)   (3.10)   (1.53)   (1.41)   (1.08)
--------------------------------------------------------------------------------
Net asset value,
end of period                      $ 31.07   $28.25   $24.23  $ 21.61  $ 17.67
 ................................................................................
Total return/1/                      22.94%   29.81%   19.35%   30.63%     .16%
--------------------------------------------------------------------------------
Ratios/Supplemental Data:
Net assets, end of year (in
millions)                          $48,498  $39,718  $30,875  $25,678  $19,280
 ................................................................................
Ratios of expenses to
average net assets                     .55%     .56%     .59%     .60%     .60%
 ................................................................................
Ratio of net income
to average net assets                 1.65%    1.90%    2.17%    2.70%    2.83%
 ................................................................................
Portfolio turnover rate              24.28%   26.02%   19.56%   20.37%   31.08%

/1/Excludes maximum sales charge of 5.75%.

18    The Investment Company of America / Prospectus

--------------------------------------------------------------------------------
NOTES

                              The Investment Company of America / Prospectus  19

--------------------------------------------------------------------------------
NOTES

20    The Investment Company of America / Prospectus

--------------------------------------------------------------------------------
NOTES

                              The Investment Company of America / Prospectus  21

--------------------------------------------------------------------------------
     For Shareholder         For Retirement Plan           For Dealer
     Services                Services                      Services

     American Funds          Call your employer or         American Funds
     Service Company         plan administrator            Distributors
     800/421-0180                                          800/421-9900 ext. 11

                            For 24-hour Information


          American                     American Funds
          FundsLine(R)                 Internet Web site
          800/325-3590                 http://www.americanfunds.com


     Telephone conversations may be recorded or monitored for verification, recordkeeping and quality assurance purposes.
--------------------------------------------------------------------------------
     Multiple Translations

     This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.
--------------------------------------------------------------------------------
     OTHER FUND INFORMATION

     Annual/Semi-Annual Report to Shareholders

     Contains additional information about the fund including financial statements, investments results, portfolio holdings, a statement from portfolio management discussing market conditions and the fund's investment strategies, and the independent accountants' report (in the annual report).

     Statement of Additional Information (SAI)

     Contains more detailed information on all aspects of the fund, including the fund's financial statements.

     A current SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The SAI and other related materials about the fund are available for review or to be copied at the SEC's Public Reference Room in Washington, D.C. (1-800-SEC-
     0330) or on the SEC's Internet Web site at http://www.sec.gov.

     Code of Ethics

     Includes a description of the fund's personal investing policy.

     To request a free copy of any of the documents above:

     Call American Funds     or        Write to the Secretary of the fund
     Service Company                   333 South Hope Street
     800/421-0180 ext. 1               Los Angeles, California 90071

     Investment Company File No. 811-116       [LOGO] Printed on recycled paper


                       THE INVESTMENT COMPANY OF AMERICA
                                    Part B
                      Statement of Additional Information
                                 MARCH 1, 1999

This document is not a prospectus but should be read in conjunction with the current prospectus of The Investment Company of America (the "fund" or "ICA") dated March 1, 1999. The prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                       The Investment Company of America
                            Attention:  Secretary
                            333 South Hope Street
                            Los Angeles, CA  90071
                                (213) 486-9200

Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them, and they should contact their employer for details.


                               TABLE OF CONTENTS
ITEM                                                               PAGE NO.
Certain Investment Limitations and Guidelines                        2
Description of Certain Securities                                    2
Fundamental Policies and Investment Restrictions                     5
Fund Organization                                                    7
Fund Directors and Officers                                          8
Advisory Board                                                       13
Management                                                           15
Dividends, Distributions and Federal Taxes                           17
Purchase of Shares                                                   20
Selling Shares                                                       26
Shareholder Account Services and Privileges                          28
Execution of Portfolio Transactions                                  30
General Information                                                  31
Investment Results and Related Statistics                            33
Financial Statements                                               Attached


                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal market conditions, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.

GENERAL GUIDELINE

 - The fund may only invest in securities included on its eligible list (does not apply to securities issued or guaranteed by the U.S. Government).

DEBT SECURITIES

 - The fund's investments in straight debt securities must be rated A or above by Moody's Investors Service, Inc. or Standard & Poor's Corporation or unrated but determined to be of equivalent quality.


SECURITIES OUTSIDE THE U.S.

 - The fund may invest up to 10% of its securities in issuers domiciled outside the U.S. and not included in the Standard & Poor's 500 Composite Index.

                       DESCRIPTION OF CERTAIN SECURITIES

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.

The descriptions below are intended to supplement the material in the prospectus under "Investment Objectives, Strategies and Risks."

EQUITY SECURITIES -- Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. The fund's results will be related to the overall market for these securities.

DEBT SECURITIES -- Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general their prices decline when interest rates rise and vice versa.

The fund may invest without limitation in securities with equity conversion rights and that are rated in any investment quality category; however, the fund has no current intention (at least during the next 12 months) to invest in securities rated below the top three quality categories by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("Standard & Poor's") or unrated but determined to be of equivalent quality by Capital Research and Management Company ("Investment Adviser").

BOND RATINGS -- The fund may invest in debt securities which are rated in the top three quality categories by Moody's or Standard & Poor's or unrated but determined to be of equivalent quality by the Investment Adviser. Standard & Poor's rates the long-term debt securities of various entities in categories ranging from "AAA" to "D" according to quality. The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Moody's rates the long-term debt securities of various entities from "Aaa" to "C." Moody's applies the numerical modifiers 1, 2 and 3 in each generic rating classification from "Aa" through "B" in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. The top three rating categories are described below:

 STANDARD & POOR'S CORPORATION:

"Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong."

"Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree."

"Debt rated 'A' has a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions, than debt in higher categories."

 MOODY'S INVESTORS SERVICE, INC.:

"Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

"Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities."

"Bonds rated A are judged to be of upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

OTHER SECURITIES -- The fund may also invest in securities that have equity and debt characteristics such as non-convertible preferred stocks and convertible securities. These securities may at times resemble equity more than debt and vice versa.

Non-convertible preferred stocks are similar to debt in that they have a stated dividend rate akin to the coupon of a bond or note even though they are often classified as equity securities. The prices and yields of non-convertible preferred stocks generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities.

Bonds, preferred stocks, and other securities may sometimes be converted into common stock or other securities at a stated exchange ratio. These securities prior to conversion pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to may factors, including the value of the underlying equity, general market and economic conditions, convertible market valuations, as well as changes in interest rates, credit spreads, and the issuer's credit quality.

   U.S. GOVERNMENT SECURITIES -- The fund may invest in U.S. government securities. Securities guaranteed by the U.S. government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and
(2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury.

   Certain securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, such securities generally involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the Issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

INVESTING IN VARIOUS COUNTRIES -- The fund may invest up to 10% of its assets in securities of issuers that are domiciled outside the U.S. and not included in the Standard & Poor's 500 Composite Index (a broad measure of the U.S. stock market). Investing outside the U.S. involves special risks, caused by, among other things, fluctuating currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political and social conditions; expropriation or confiscatory taxation; greater market volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of the Investment Adviser, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities.

The risks described above are potentially heightened in connection with investments in developing countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a low per capita gross national product. For example, political and/or economic structures in these countries may be in their infancy and developing rapidly. Historically, the markets of developing countries have been more volatile than the markets of developed countries. The fund may only invest in securities of issuers in developing countries to a limited extent.

Additional costs could be incurred in connection with the fund's investment activities outside the U.S. The fund can purchase and sell currencies to facilitate transactions in securities denominated in currencies other than the U.S. dollar. Brokerage commissions may be higher outside the U.S., and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.

RESTRICTED SECURITIES AND LIQUIDITY -- The fund may purchase securities subject to restrictions on resale. All such securities whose principal trading market is in the U.S. will be considered illiquid unless they have been specifically determined to be liquid under procedures which may be adopted by the fund's board of directors, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.

   CASH EQUIVALENTS -- The fund invests in various high-quality money market instruments that mature, or may be redeemed or resold, generally in 13 months or less (25 months in the case of U.S. government securities). These include:
(1) commercial paper (notes issued by corporations or governmental bodies); (2) certificates of deposit and bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity); (3) savings association and bank obligations; (4) securities of the U.S. Government, its agencies or instrumentalities; and (5) corporate bonds and notes.

   CURRENCY TRANSACTIONS -- The fund can purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to hedge against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the fund will involve the purchase or sale of a currency against the U.S. dollar. While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain which might result from an increase in the value of the currency. The fund will not generally attempt to protect against all potential changes in exchange rates. The fund will segregate liquid assets which will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.

Certain provisions of the Internal Revenue Code may affect the extent to which the fund may enter into forward contracts. Such transactions may also affect, for U.S. federal income tax purposes, the character and timing of income, gain or loss recognized by the fund.

             FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

The fund has adopted certain investment restrictions, which are fundamental policies and cannot be changed without a majority vote of its outstanding shares. A majority vote is defined in the Investment Company Act of 1940 as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. Investment limitations expressed in the following restrictions are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated.

These restrictions (which do not apply to the purchase of securities issued or guaranteed by the U.S. Government) provide that the fund shall make no investment:

Which involves promotion or business management by the fund;

In any security about which reliable information is not available with respect to the history, management, assets, earnings, and income of the issuer;

If the investment would cause more than 5% of the value of the total assets of the fund, as they exist at the time of investment, to be invested in the securities of any one issuer;

If the investment would cause more than 20% of the value of the total assets of the fund to be invested in the securities in any one industry;

If the investment would cause the fund to own more than 10% of the outstanding voting securities of any one issuer, provided that this restriction shall apply as to 75% of the fund's total assets; or

In any security which has not been placed on the fund's Eligible List. (See the prospectus).

The fund is not permitted to buy securities on margin, sell securities short, borrow money, or to invest in real estate. (Although it has not been the practice of the fund to make such investments (and it has no current intention of doing so at least for the next 12 months), the fund may invest in the securities of real estate investment trusts.)

The fund has also adopted other fundamental policies which cannot be changed without shareholder approval. These policies require the fund not to:

Concentrate its investment in any particular industry or group of industries. Some degree of concentration may occur from time to time (within the 20% limitation of the Certificate of Incorporation) as certain industries appear to present desirable fields for investment.

Engage generally in the making of loans. Although the fund has reserved the right to make loans to unaffiliated persons subject to certain restrictions, including requirements concerning collateral and amount of any loan, no loans have been made since adoption of this fundamental policy more than 50 years ago.

Act as underwriter of securities issued by others, engage in distribution of securities for others, engage in the purchase and sale of commodities or commodity contracts, borrow money, invest in real estate, or make investments in other companies for the purpose of exercising control or management.

Pledge, encumber or assign all or any part of its property and assets as security for a debt.

Invest in the securities of other investment companies.

Notwithstanding the restriction on investing in the securities of other investment companies, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Directors pursuant to an exemptive order granted by the Securities and Exchange Commission.

Additional investment restrictions adopted by the fund and which may be changed without shareholder approval, provide that the fund may not:

Purchase and sell securities for short-term profits; however, securities will be sold without regard to the time that they have been held whenever investment judgement makes such action seem advisable.

Purchase or retain the securities of any issuer if those officers and directors of the fund or the Investment Adviser who own beneficially more than one half of 1% of such issuer together own more than 5% of the securities of such issuer.

Invest in securities of companies which, with their predecessors, have a record of less than three years' continuous operations.

Invest in puts, calls, straddles, spreads or any combination thereof.

Purchase partnership interests in oil, gas or mineral exploration, drilling or mining ventures.

Invest in excess of 10% of the market value of its total assets in securities which may require registration under the Securities Act of 1933 prior to sale by the fund (restricted securities), or other securities that are not readily marketable.

                               FUND ORGANIZATION

The fund, an open-end, diversified management investment company, was organized as a Delaware corporation on August 28, 1933.

All fund operations are supervised by the fund's Board of Directors. The Board meets periodically and performs duties required by applicable state and federal laws. Members of the Board who are not employed by the Investment Adviser or its affiliates are paid certain fees for services rendered to the fund as described in "Fund Directors and Officers - Directors and Director Compensation" below. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.

                          FUND DIRECTORS AND OFFICERS

                        Directors and Director Compensation

NAME, ADDRESS       POSITION         PRINCIPAL           AGGREGATE               TOTAL                   TOTAL
AND AGE             WITH             OCCUPATION(S)       COMPENSATION            COMPENSATION            NUMBER
                    REGISTRANT       DURING              (INCLUDING              (INCLUDING              OF FUND
                                     PAST 5 YEARS        VOLUNTARILY             VOLUNTARILY             BOARDS
                                                         DEFERRED                DEFERRED                ON WHICH
                                                         COMPENSATION/1/)        COMPENSATION/1/)        DIRECTOR
                                                         FROM THE FUND           FROM ALL FUNDS          SERVES
                                                         DURING FISCAL           MANAGED                 /2/
                                                         YEAR ENDED              BY CAPITAL
                                                         12/31/98                RESEARCH AND
                                                                                 MANAGEMENT
                                                                                 COMPANY OR ITS
                                                                                 AFFILIATES/2/ FOR
                                                                                 THE YEAR ENDED
                                                                                 12/31/98

Charles H.          Director         Private             $64,700                 $114,900                2
Black                                investor and
525 Alma Real                        consultant;
Drive                                former
Pacific                              Executive
Palisades, CA                        Vice
90272                                President and
Age:  72                             Director,
                                     KaiserSteel
                                     Corporation

Ann S. Bowers       Director         Senior              $65,300                 $65,300                 1
The Noyce                            Trustee, The
Foundation                           Noyce
450 Sheridan                         Foundation;
Avenue                               Human
Palo Alto, CA                        resources
94306                                consultant,
Age:  61                             Enterprise
                                     2000

Louise H.           Director         Director and        $0/5/                   $0/5/                   1
Bryson                               former
KCET Public                          Chairman of
Television                           the Board,
4401 Sunset                          KCET - Los
Boulevard                            Angeles
Los Angeles,                         Public
CA  90027                            Television
Age:  54                             Station;
                                     former Senior
                                     Vice
                                     President, fx
                                     Networks,
                                     Inc: Fox Inc.

Malcolm R.          Director         Chairman            $49,600/3/              $49,600                 1
Currie                               Emeritus,
28780 Wagon                          Hughes
Road                                 Aircraft
Agoura, CA                           Company
91301
Age:  71

+William R.         Senior           Senior Vice         None/4/                 None/4/                 4
Grimsley            Vice             President and
P.O. Box 7650       President        Director,
San                 and              Capital
Francisco, CA       Director         Research and
94120                                Management
Age: 60                              Company

+Jon B.             Chairman         Chairman            None/4/                 None/4/                 4
Lovelace, Jr.       of               Emeritus,
333 South           the Board        Capital
Hope Street                          Research and
Los Angeles,                         Management
CA  90071                            Company
Age:  72

John G.             Director         The IBJ             $67,900/3/              $190,867                8
McDonald                             Professor of
Graduate                             Finance,
School of                            Graduate
Business                             School of
Stanford                             Business,
University                           Stanford
Stanford, CA                         University
94305
Age:  61

Bailey               Director        Vice                $51,200                 $51,200                 1
Morris-Eck                           President,
Brookings                            Brookings
Institution                          Institution;
1775                                 Senior
Massachusetts                        Advisor,
Ave., NW                             Inter-American
Washington,                          Affairs,
D.C.  20036                          Clinton
Age:  54                             Administration; Senior
                                     Fellow,
                                     Institute for
                                     International
                                     Economics;
                                     Consultant,
                                     THE
                                     INDEPENDENT
                                     OF LONDON

Richard G.          Director         Chairman,           $51,200/3/              $108,600                13
Newman                               President and
3250 Wilshire                        CEO, AECOM
Blvd.                                Technology
Los Angeles,                         Corporation
CA  90010                            (architectural
Age:  64                             engineering)

+William C.         Director         Senior              None/4/                 None/4/                 1
Newton                               Partner, The
333 South                            Capital Group
Hope Street                          Partners,
Los Angeles,                         L.P.
CA  90071
Age:  68

+James W.           Vice             Senior              None/4/                 None/4/                 7
Ratzlaff            Chairman         Partner, The
P.O. Box 7650       of the           Capital Group
San                 Board and        Partners L.P.
Francisco, CA       Director
94120
Age:  62

Olin C.             Director         President of        $55,400/3/              $92,600                 4
Robison                              the Salzburg
The Marble                           Seminar;
Works                                President
2 Maple                              Emeritus,
Street                               Middlebury
Middlebury,                          College
VT  05753
Age:  62

+R. Michael         President        Chairman of         None/4/                 None/4/                 2
Shanahan            and              the Board and
333 South Hope Street   Director         Principal
Los Angeles,                         Executive
CA  90071                            Officer,
Age:  60                             Capital
                                     Research and
                                     Management
                                     Company

William J.          Director         Chairman and        $57,450/3/              $57,450                 1
Spencer                              Chief
2706                                 Executive
Montopolis                           Officer,
Drive                                SEMATECH
Austin, TX                           (research and
78741                                development
Age:  68                             consortium)



 + Directors who are considered "interested persons" of the fund as defined in the 1940 Act on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company.

 /1/ Amounts may be deferred by eligible directors under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Director.

 /2/ Capital Research and Management Company manages The American Funds Group consisting of 28 funds: AMCAP Fund, Inc., American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicles for certain variable insurance contracts; and Endowments, Inc. whose shareholders are limited to (i) any entity exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended ("501(c)(3) organization"); (ii) any trust, the present or future beneficiary of which is a 501(c)(3) organization; and (iii) any other entity formed for the primary purpose of benefiting a 501(c)(3) organization. An affiliate of Capital Research and Management Company, Capital International, Inc., manages Emerging Markets Growth Fund, Inc.


 /3/ Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) as of the fiscal year ended December 31, 1998 for participating Directors is as follows:
Malcolm R. Currie ($193,379), John G. McDonald ($366,724), Richard G. Newman ($174,083), Olin C. Robison ($10,738) and William J. Spencer ($136,866).
Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Directors.

 /4/ William R. Grimsley, Jon B. Lovelace, Jr., William C. Newton, James W. Ratzlaff and R. Michael Shanahan are affiliated with the Investment Adviser and, accordingly, receive no compensation from the fund.

 /5/ Louise H. Bryson was elected a Director effective Janauary 1, 1999 and, therefore, received no compensation from the fund in fiscal 1998.


                                 OTHER OFFICERS

NAME AND ADDRESS           AGE      POSITION(S)       PRINCIPAL
                                    WITH              OCCUPATION(S)
                                    REGISTRANT        DURING PAST 5 YEARS

Gregg E. Ireland           49       Senior Vice       Senior Vice President,
3000 K Street, N.W.                 President         Capital Research and
Washington, DC                                        Management Company
20007

James B. Lovelace          42       Senior Vice       Senior Vice President,
333 South Hope                      President         Capital Research and
Street                                                Management Company
Los Angeles, CA
90071

Donald D. O'Neal           38       Senior Vice       Vice President,
P.O. Box 7650                       President         Capital Research and
San Francisco, CA                                     Management Company;
94120                                                 Vice President and
                                                      Director, Capital
                                                      Research Company

Joyce E. Gordon            42       Vice              Senior Vice President
333 South Hope                      President         and Director,
Street                                                Capital Research
Los Angeles, CA                                       Company; Senior Vice
90071                                                 President and
                                                      Director, Capital
                                                      Research Company

Anne M. Llewellyn          51       Vice              Associate, Capital
333 South Hope                      President         Research and
Street                                                Management Company
Los Angeles, CA
90071

Patricia L. Pinney         42       Vice              Vice President,
333 South Hope                      President         Capital Research
Street                                                Company
Los Angeles, CA
90071

Vincent P. Corti           42       Secretary         Vice President - Fund
333 South Hope                                        Business Management
Street                                                Group, Capital
Los Angeles, CA                                       Research and
90071                                                 Management Company

Thomas M. Rowland          57       Treasurer         Senior Vice President
135 South State                                       - Fund Business
College Blvd.                                         Management Group,
Brea, CA  92821                                       Capital Research and
                                                      Management Company

R. Marcia Gould            44       Assistant         Vice President - Fund
135 South State                     Treasurer         Business Management
College Blvd.                                         Group, Capital
Brea, CA  92821                                       Research and
                                                      Management Company

Anthony W. Hynes,          35       Assistant         Vice President - Fund
Jr.                                 Treasurer         Business Management
135 South State                                       Group, Capital
College Blvd.                                         Research and
Brea, CA  92821                                       Management Company


All of the officers listed are officers or employees of the Investment Adviser or affiliated companies. No compensation is paid by the fund to any Director or officer who is a director, officer or employee of the Investment Adviser or affiliated companies. Each unaffiliated Director is paid a fee of $40,000 per annum, plus $2,000 for each Board of Directors meeting attended, plus $1,000 for each meeting attended as a member of a committee of the Board of Directors. In addition, members of the Proxy Committee receive an annual retainer fee of $12,500. No pension or retirement benefits are accrued as part of fund expenses. The Directors and Advisory Board members may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. As of January 31, 1999 the officers and Directors and their families as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.

                             ADVISORY BOARD MEMBERS

                       Advisory Board Member Compensation

The Board of Directors has established an Advisory Board whose members are, in the judgment of the Directors, highly knowledgeable about political and economic matters. In addition to holding meetings with the Board of Directors, members of the Advisory Board, while not participating in specific investment decisions, consult from time to time with the Investment Adviser, primarily with respect to trade and business conditions. Members of the Advisory Board, however, possess no authority or responsibility with respect to the fund's investments or management. The members of the Advisory Board and their current or former principal occupations are as follows:


NAME, ADDRESS        POSITION         PRINCIPAL           AGGREGATE               TOTAL                   TOTAL
AND AGE              WITH             OCCUPATION(S)       COMPENSATION            COMPENSATION            NUMBER
                     REGISTRANT       DURING PAST 5       (INCLUDING              (INCLUDING              OF FUND
                                      YEARS               VOLUNTARILY             VOLUNTARILY             BOARDS
                                                          DEFERRED                DEFERRED                ON WHICH
                                                          COMPENSATION/1/)        COMPENSATION/1/)        ADVISORY
                                                          FROM THE FUND           FROM ALL FUNDS          BOARD
                                                          DURING FISCAL           MANAGED                 MEMBER
                                                          YEAR ENDED              BY CAPITAL              SERVES
                                                          12/31/98                RESEARCH AND            /2/
                                                                                  MANAGEMENT
                                                                                  COMPANY OR ITS
                                                                                  AFFILIATES/2/
                                                                                  FOR THE YEAR
                                                                                  ENDED 12/31/98

Thomas M.            Advisory         Partner,            $7,500                  $7,500                  1
Crosby, Jr.          Board            Faegre &
2200 Norwest         Member           Benson (law
Center                                firm)
90 South
Seventh
Street
Minneapolis,
MN  55402
Age:  60

Ellen H.             Advisory         President,          $6,500                  $6,500                  1
Goldberg             Board            Santa Fe
1399 Hyde            Member           Institute;
Park Road                             Research
Santa Fe, NM                          Professor,
87501                                 University of
Age:  53                              New Mexico

Allan E.             Advisory         Former              $6,500                  $6,500                  1
Gotlieb              Board            Canadian
P.O. Box 85          Member           Ambassador to
Toronto,                              the United
Ontario M5L                           States
1B9
Canada
Age:  71

William H.           Advisory         President,          $6,500/3/               $6,500                  5
Kling                Board            Minnesota
45 East              Member           Public Radio;
Seventh                               President,
Street                                Greenspring
St. Paul, MN                          Co.; former
55101                                 President,
Age:  56                              American
                                      Public Radio
                                      (now Public
                                      Radio
                                      International)

Robert J.            Advisory         Chichele            $7,500                  $7,500                  3
O'Neill              Board            Professor of
Witney, OXON         Member           the History
United                                of War and
Kingdom                               Fellow of All
Age:  62                              Souls College

Norman R.            Advisory         Managing            $7,500                  $38,850                 3
Weldon               Board            Director,
15600 N.W.           Member           Partisan
67th Avenue                           Management
Miami Lakes,                          Group;
FL  33014                             Chairman of
Age:  64                              the Board,
                                      Novoste
                                      Corporation



 /1/ Amounts may be deferred by eligible advisory board members under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Advisory Board member.

 /2/ Capital Research and Management Company manages The American Funds Group consisting of 28 funds: AMCAP Fund, Inc., American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicles for certain variable insurance contracts; and Endowments, Inc. whose shareholders are limited to (i) any entity exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended ("501(c)(3) organization"); (ii) any trust, the present or future beneficiary of which is a 501(c)(3) organization; and (iii) any other entity formed for the primary purpose of benefiting a 501(c)(3) organization. An affiliate of Capital Research and Management Company, Capital International, Inc., manages Emerging Markets Growth Fund, Inc.


 /3/ Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) as of the fiscal year ended December 31, 1998 for participating Advisory Board members is as follows: William H. Kling ($37,062). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Advisory Board member.

                                   MANAGEMENT

INVESTMENT ADVISER -- The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Singapore, Hong Kong and Tokyo), with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.

An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.

   The Investment Adviser is responsible for managing more than $200 billion of stocks, bonds and money market instruments and serves over eight million investors of all types. These investors include privately owned business and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

   INVESTMENT ADVISORY AND SERVICE AGREEMENT -- The Investment Advisory and Service Agreement (the "Agreement") between the fund and the Investment Adviser is dated May 1, 1996. The Agreement will continue in effect until April 30, 2000, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors of the fund, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform executive, administrative, clerical and bookkeeping functions of the company; provides suitable office space and utilities; necessary small office equipment and general purpose accounting forms, supplies, and postage used at the offices of the fund. The fund will pay all expenses not expressly assumed by the Investment Adviser, including, but not limited to, custodian, transfer and dividend disbursing agency fees and expenses; costs of the designing, printing and mailing of reports, proxy statements, and notices to its shareholders; taxes; expenses of the issuance and redemption of shares (including registration and qualification expenses); expenses pursuant to the fund's Plan of Distribution (described below); legal and auditing expenses; compensation, fees and expenses paid to Directors and members of the Advisory Board who are not affiliated with the Investment Adviser; association dues; and costs of stationery and forms prepared exclusively for the fund.

   As compensation for its services, the Investment Adviser receives a monthly fee which is based on prior month-end net assets, calculated at the annual rate of 0.39% on the first $1.0 billion of net assets, plus 0.336% on net assets over $1.0 billion to $2.0 billion, plus 0.30% on net assets over $2.0 billion to $3.0 billion, plus 0.276% on net assets over $3.0 billion to $5.0 billion, plus 0.258% on net assets over $5.0 billion to $8.0 billion, plus 0.246% on net assets over $8.0 billion to $13.0 billion, plus 0.24% on net assets over $13.0 billion to $21.0 billion, plus 0.235% on net assets over $21.0 billion to $34.0 billion, plus 0.231% on net assets in excess of $34.0 billion. The Agreement provides that the Investment Adviser shall pay the fund an amount by which normal operating expenses, with the exception of interest, taxes, brokerage costs, distribution expenses pursuant to the Plan of Distribution, and extraordinary expenses, if any, as may be incurred in connection with any merger, reorganization, or recapitalization, exceed the lesser of (i) 1-1/2% of the average value of the fund's net assets for the fiscal year up to $30 million, plus 1% of the average value of the fund's net assets for the fiscal year in excess of $30 million, or (ii) 25% of the gross investment income of the fund. Other expenses which are not subject to this limitation are interest, taxes, and extraordinary items such as litigation. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses. For the fiscal years ended December 31, 1998, 1997, and 1996, Investment Adviser's total fees amounted to $108,430,000, $90,386,000 and $72,350,000, respectively.

   PRINCIPAL UNDERWRITER -- American Funds Distributors, Inc. (the "Principal Underwriter") is the Principal Underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 3500 Wiseman Boulevard, San Antonio, TX 78251, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. The fund has adopted a Plan of Distribution (the "Plan"), pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plan (see below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of fund shares for the fiscal year ended December 31, 1998 amounted to $18,078,000 after allowance of $93,515,000 to dealers. During the fiscal years ended December 31, 1997 and 1996 the Principal Underwriter retained $16,839,000 and $16,461,000, after an allowance of $88,584,000 and $88,318,000, respectively.

As required by rule 12b-1 and the 1940 Act, the Plan (together with the Principal Underwriting Agreement) has been approved by the full Board of Directors, and separately by a majority of the Directors who are not interested persons of the fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by the vote of a majority of the outstanding voting securities of the fund. The officers and directors who are interested persons of the fund may be considered to have a direct or indirect financial interest in the operation of the Plan due to present or past affiliations with the Investment Adviser and related companies. Potential benefits of the Plan to the fund include improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of Directors who are not "interested persons" of the fund are committed to the discretion of the Directors who are not "interested persons" during the existence of the Plan. The Plan is reviewed quarterly and must be approved annually by the Board of Directors.

   Under the Plan the fund may expend up to 0.25% of its average net assets annually to finance any activity primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made. These include service fees for qualified dealers and dealer commissions and wholesaler compensation on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan, any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees or a community foundation).

Commissions on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code, including any "401(k)" plan with 100 or more eligible employees) in excess of the Plan limitation not reimbursed during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters, commissions are not recoverable. During the fiscal year ended December 31, 1998, the fund paid or accrued $96,401,000 under the Plan.

The Glass-Steagall Act and other applicable laws, among other things, generally prohibit commercial banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the fund and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer adverse financial consequences as a result of any of these occurrences.

In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and certain banks and financial institutions may be required to be registered as dealers pursuant to state law.

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

   The fund intends to meet all the requirements and has elected the tax status of a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, (the Code). Under Subchapter M, if the fund distributes within specified times at least 90% of the sum of its investment company taxable income (net investment income and the excess of net short-term capital gains over net long-term capital losses) and its tax-exempt interest, if any, it generally will be taxed only on that portion of such investment company taxable income that it retains.

To qualify, the fund must (a) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock, securities, currencies or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that at the end of each fiscal quarter, (i) at least 50% of the value of the fund's total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities (but such other securities must be limited, in respect of any one issuer, to an amount not greater than 5% of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer), and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gains (both long-term and short-term) for the one- year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and net capital gain income and (ii) any amount on which the fund pays income tax for the year. The fund intends to distribute net investment income and net capital gains so as to minimize or avoid the excise tax liability.

   Distributions of investment company taxable income, including short-term capital gains, generally are taxable to the shareholder as ordinary income, regardless of whether such distributions are paid in cash or reinvested in additional shares of the fund. A capital gain distribution, whether paid in cash or reinvested in shares, is taxable to shareholders as long-term capital gains, regardless of the length of time a shareholder has held the shares or whether such gain was realized by the fund before the shareholder acquired such shares and was reflected in the price paid for the shares.

The fund also intends to continue distributing to shareholders all of the excess of net long-term capital gain over net short-term capital loss on sales of securities. If the net asset value of shares of the fund should, by reason of a distribution of realized capital gains, be reduced below a shareholder's cost, such distribution would to that extent be a return of capital to that shareholder even though taxable to the shareholder, and a sale of shares by a shareholder at net asset value at that time would establish a capital loss for federal tax purposes.

Dividends generally are taxable to shareholders at the time they are paid. However, dividends declared in October, November and December and made payable to shareholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that the fund pays the dividend no later than the end of January of the following year.

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund in The American Funds Group, the sales charge previously incurred in acquiring the fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purpose of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of a fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

Under the Code, distributions of net investment income by the fund to a shareholder who, as to the U.S., is a nonresident alien individual, foreign trust or estate, non-U.S. corporation or non-U.S. partnership (a "non-U.S. shareholder") will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by the fund to a non-U.S. shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. However, if the distribution is effectively connected with the conduct of the non-U.S. shareholder's trade or business within the U.S., the distribution would be included in the net income of the shareholder and subject to U.S. income tax at the applicable marginal rate. Distributions of net long- term capital gains are not subject to tax withholding, but in the case of a non-U.S. shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

As of the date of this statement of additional information, the maximum federal individual stated tax rate applicable to ordinary income is 39.6% (effective tax rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gains on assets held more than one year is 20%; and, the maximum corporate tax applicable to ordinary income and net capital gain is 35%. However, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of tax liability of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000. Naturally, the amount of tax payable by a shareholder with respect to either distributions from the fund or disposition of fund shares will be affected by a combination of tax law rules covering, E.G., deductions, credits, deferrals, exemptions, sources of income and other matters. Under the Code, an individual is entitled to establish an Individual Retirement Account ("IRA") each year (prior to the tax return filing deadline for that year) whereby earnings on investments are tax-deferred. The maximum amount that an individual may contribute to all IRA's (deductible, nondeductible and Roth IRA's) per year is the lesser of $2,000 or the individual's compensation for the year. In some cases, the IRA contribution itself may be deductible.

The foregoing is limited to a summary of federal taxation and should not be viewed as a comprehensive discussion of all provisions of the Code relevant to investors. Dividends and capital gain distributions may also be subject to state or local taxes. Shareholders should consult their own tax advisers for additional details as to their particular own tax status.

                               PURCHASE OF SHARES

METHOD          INITIAL INVESTMENT           ADDITIONAL INVESTMENTS

                See "Investment              $50 minimum (except where a
                Minimums and Fund            lower minimum is noted under
                Numbers" for initial         "Investment Minimums and
                investment minimums.         Fund Numbers").

By              Visit any investment         Mail directly to your
contacting      dealer who is                investment dealer's address
your            registered in the            printed on your account
investment      state where the              statement.
dealer          purchase is made and
                who has a sales
                agreement with
                American Funds
                Distributors.

By mail         Make your check              Fill out the account
                payable to the fund          additions form at the bottom
                and mail to the              of a recent account
                address indicated on         statement, make your check
                the account                  payable to the fund, write
                application.  Please         your account number on your
                indicate an                  check, and mail the check
                investment dealer on         and form in the envelope
                the account                  provided with your account
                application.                 statement.

By              Please contact your          Complete the "Investments by
telephone       investment dealer to         Phone" section on the
                open account, then           account application or
                follow the procedures        American FundsLink
                for additional               Authorization Form.  Once
                investments.                 you establish the privilege,
                                             you, your financial advisor
                                             or any person with your
                                             account information can call
                                             American FundsLine(r) and
                                             make investments by
                                             telephone (subject to
                                             conditions noted in
                                             "Shareholder Account
                                             Services and Privileges -
                                             Telephone and Computer
                                             Purchases, Redemptions and
                                             Exchanges" below).

By              Please contact your          Complete the American
computer        investment dealer to         FundsLink Authorization
                open account, then           Form.  Once you establish
                follow the procedures        the privilege, you, your
                for additional               financial advisor or any
                investments.                 person with your account
                                             information may access
                                             American FundsLine OnLine(r)
                                             the Internet and make
                                             investments by computer
                                             (subject to conditions noted
                                             in "Shareholder Account
                                             Services and Privileges -
                                             Telephone and Computer
                                             Purchases, Redemptions and
                                             Exchanges" below).

By wire         Call 800/421-0180 to         Your bank should wire your
                obtain your account          additional investments in
                number(s), if                the same manner as described
                necessary.  Please           under "Initial Investment."
                indicate an
                investment dealer on
                the account.
                Instruct your bank to
                wire funds to:
                Wells Fargo Bank
                155 Fifth Street,
                Sixth Floor
                San Francisco, CA
                94106
                (ABA #121000248)
                For credit to the
                account of:
                American Funds
                Service Company
                a/c #4600-076178
                (fund name)
                (your fund acct. no.)

THE FUNDS AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO
REJECT ANY PURCHASE ORDER.


INVESTMENT MINIMUMS AND FUND NUMBERS -- Here are the minimum initial investments required by the funds in The American Funds Group along with fund numbers for use with our automated phone line, American FundsLine(r) (see description below):

FUND                                         MINIMUM                 FUND
                                             INITIAL                 NUMBER
                                             INVESTMENT

STOCK AND STOCK/BOND FUNDS

AMCAP Fund(r)                                $1,000                  02

American Balanced Fund(r)                    500                     11

American Mutual Fund(r)                      250                     03

Capital Income Builder(r)                    1,000                   12

Capital World Growth and Income              1,000                   33
Fund(sm)

EuroPacific Growth Fund(r)                   250                     16

Fundamental Investors(sm)                    250                     10

The Growth Fund of America(r)                1,000                   05

The Income Fund of America(r)                1,000                   06

The Investment Company of America(r)         250                     04

The New Economy Fund(r)                      1,000                   14

New Perspective Fund(r)                      250                     07

SMALLCAP World Fund(r)                       1,000                   35

Washington Mutual Investors Fund(sm)         250                     01

BOND FUNDS

American High-Income Municipal Bond          1,000                   40
Fund(r)

American High-Income Trust(sm)               1,000                   21

The Bond Fund of America(sm)                 1,000                   08

Capital World Bond Fund(r)                   1,000                   31

Intermediate Bond Fund of                    1,000                   23
America(sm)

Limited Term Tax-Exempt Bond Fund of         1,000                   43
America(sm)

The Tax-Exempt Bond Fund of                  1,000                   19
America(r)

The Tax-Exempt Fund of                       1,000                   20
California(r)*

The Tax-Exempt Fund of Maryland(r)*          1,000                   24

The Tax-Exempt Fund of Virginia(r)*          1,000                   25

U.S. Government Securities Fund(sm)          1,000                   22

MONEY MARKET FUNDS

The Cash Management Trust of                 2,500                   09
America(r)

The Tax-Exempt Money Fund of                 2,500                   39
America(sm)

The U.S. Treasury Money Fund of              2,500                   49
America(sm)

___________
*Available only in certain states.



For retirement plan investments, the minimum is $250, except that the money market funds have a minimum of $1,000 for IRAs. Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional investments (except as noted above).

SALES CHARGES -- The sales charges you pay when purchasing the stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Investment Minimums and Fund Numbers" for a listing of the funds.)

AMOUNT OF PURCHASE               SALES CHARGE AS                   DEALER
AT THE OFFERING PRICE            PERCENTAGE OF THE:                CONCESSION
                                                                   AS PERCENTAGE
                                                                   OF THE
                                                                   OFFERING
                                                                   PRICE

                                 NET AMOUNT       OFFERING
                                 INVESTED         PRICE

STOCK AND STOCK/BOND FUNDS

Less than $50,000                6.10%            5.75%            5.00%

$50,000 but less than            4.71             4.50             3.75
$100,000

BOND FUNDS

Less than $25,000                4.99             4.75             4.00

$25,000 but less than            4.71             4.50             3.75
$50,000

$50,000 but less than            4.17             4.00             3.25
$100,000

STOCK, STOCK/BOND, AND
BOND FUNDS

$100,000 but less than           3.63             3.50             2.75
$250,000

$250,000 but less than           2.56             2.50             2.00
$500,000

$500,000 but less than           2.04             2.00             1.60
$1,000,000

$1,000,000 or more               none             none             (see below)


PURCHASES NOT SUBJECT TO SALES CHARGES -- Investment of $1 million or more and investments made by employer-sponsored defined contribution-type plans with 100 or more eligible employees are sold with no initial sales charge. A contingent deferred sales charge may be imposed on certain redemptions by these accounts made within one year of purchases. Investments by retirement plans, foundations or endowments with $50 million or more in assets, and employer-sponsored defined contribution-type plans with 100 or more eligible employees made with no sales charge are not subject to a contingent deferred sales charge.

In addition, the stock, stock/bond and bond funds may sell shares at net asset value to:

 (1) current or retired directors, trustees, officers and advisory board members of the funds managed by Capital Research and Management Company, employees of Washington Management Corporation, employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons;

 (2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with American Funds Distributors (or who clear transactions through such dealers) and plans for such persons or the dealers;

 (3) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

 (4) trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with retirement plan assets of $50 million or more;

 (5) insurance company separate accounts;

 (6) accounts managed by subsidiaries of The Capital Group Companies, Inc.; and

 (7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

DEALER COMMISSIONS -- Commissions of up to 1% will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revue Code including a "401(k)" plan with 100 or more eligible employees, and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $50 million or more: 1.00% on amounts of $1 million to $2 million, 0.80% on amounts over $2 million to $3 million, 0.50% on amounts over $3 million to $50 million, 0.25% on amounts over $50 million to $100 million, and 0.15% on amounts over $100 million. The level of dealer commissions will be determined based on sales made over a 12-month period commencing from the date of the first sale at net asset value.

OTHER COMPENSATION TO DEALERS -- American Funds Distributors, at its expense (from a designated percentage of its income), currently provides additional compensation to dealers. Currently these payments are limited to the top 100 dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based principally on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments.

Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

REDUCING YOUR SALES CHARGE -- You and your immediate family may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your sales charge using one or any combination of the methods described below.

 STATEMENT OF INTENTION -- You may enter into a non-binding dommitment to purchase shares of a fund(s) over a over a 13-month period and receive the same sales charge as if all shares had been purchased at once. This includes purchases made during the previous 90 days, but does not include appreciation of your investment or reinvested distributions. The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $50,000 or more made within a 13-month period subject to the following statement of intention (the "Statement"). The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to utilize a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. If the difference is not paid within 45 days after written request by the Principal Underwriter or the securities dealer, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases. Existing holdings eligible for rights of accumulation (see the account application) may be credited toward satisfying the Statement. During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement.

When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments previously made during the 13-month period.

Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

 AGGREGATION -- Sales charge discounts are available for certain aggregated investments. Qualifying investments include those by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), which may include purchases through employee benefit plan(s) such as an IRA, individual-type 403(b) plan or single-participant Keogh-type plan or by a business solely controlled by these individuals (for example, the individuals own the entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals. Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are (1) for a single trust estate or fiduciary account, including an employee benefit plan other than those described above, or (2) made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the Investment Company Act of 1940, again excluding employee benefit plans described above, or (3) for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares. Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

 CONCURRENT PURCHASES -- You may combine purchases of two or more funds in The American Funds Group, except direct purchases of the money market funds. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.

 RIGHT OF ACCUMULATION -- You may take into account the current value of your existing holdings in The American Funds Group, as well as your holdings in Endowments (shares of which may be owned only by tax-exempt organizations), to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity. Direct purchases of the money market funds are excluded.

PRICE OF SHARES -- Shares are purchased at the offering price next determined after the purchase order is received and accepted by the fund or American Funds Service Company; this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. In the case of orders sent directly to the fund or American Funds Service Company, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper are not always indicative of prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price.

The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily at the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open. For example, if the Exchange closes at 1:00 p.m. on one day and at 4:00 p.m. on the next, the fund's share price would be determined as of 4:00 p.m. New York time on both days. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

All portfolio securities of funds managed by Capital Research and Management Company (other than money market funds) are valued, and the net asset value per share is determined as follows:

1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.

Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Board. The fair value of all other assets is added to the value of securities to arrive at the total assets;

2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and

3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share

Any purchase order may be rejected by the Principal Underwriter or by the fund. The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 3% of the outstanding shares of the fund without the consent of a majority of the fund's Board of Directors.

                                 SELLING SHARES

Shares are sold at the net asset value next determined after your request is received in good order by American Funds Service Company. You may sell (redeem) shares in your account in any of the following ways:


 THROUGH YOUR DEALER (certain charges may apply)

-Shares held for you in your dealer's street name must be sold through the dealer.


 WRITING TO AMERICAN FUNDS SERVICE COMPANY

-Requests must be signed by the registered shareholder(s)
-A signature guarantee is required if the redemption is:
  -- Over $50,000;
  -- Made payable to someone other than the registered shareholder(s); or -- Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

Your signature may be guaranteed by a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association or credit union that is an eligible guarantor institution.
-Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.
-You must include any shares you wish to sell that are in certificate form.

TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR BY USING AMERICAN FUNDSLINE(R) OR AMERICAN FUNDSLINE ONLINE(SM)

-Redemptions by telephone or fax (including American FundsLine(r) and American FundsLine OnLine(r)) are limited to $50,000 per shareholder each day.
-Checks must be made payable to the registered shareholder(s).
-Checks must be mailed to an address of record that has been used with the account for at least 10 days.

 MONEY MARKET FUNDS

-You may have redemptions of $1,000 or more wired to your bank by writing American Funds Service Company.
-You may establish check writing privileges (use the money market funds application)
  -- If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number or registered shareholders exactly as indicated on your checking account signature card.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of 1940), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge (any contingent deferred sales charge paid will be credited to your account) in any fund in The American Funds Group within 90 days after the date of the redemption or distribution. Redemption proceeds of shares representing direct purchases in the money market funds are excluded. Proceeds will be reinvested at the next calculated net asset value after your request is received and accepted by American Funds Service Company.

CONTINGENT DEFERRED SALES CHARGE -- A contingent deferred sales charge of 1% applies to certain redemptions from funds other than the money market funds made within twelve months of purchase on investments of $1 million or more (other than redemptions by employer-sponsored retirement plans). The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from 403(b) plans or IRAs due to death, disability or attainment of age 591/2; for tax-free returns of excess contributions to IRAs; for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge.

REDEMPTION OF SHARES -- The fund's Certificate of Incorporation permits the fund to direct the Transfer Agent to redeem the Common shares owned by any holder of capital stock of the fund if the value of such shares in the account of such holder is less than the required minimum initial investment amount applicable to that account as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Directors of the fund may from time to time adopt. Prior notice of at least 60 days will be given to a shareholder before the involuntary redemption provision is made effective with respect to the shareholder's account. The shareholder will have not less than 30 days from the date of such notice within which to bring the account up to the minimum determined as set forth above.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

AUTOMATIC INVESTMENT PLAN -- An automatic investment plan enables you to make monthly or quarterly investments into the American Funds through automatic debits from your bank account. To set up a plan you must fill out an account application and specify the amount you would like to invest ($50 minimum) and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. American Funds Service Company will then invest your money into the fund you specified on or around the date you specified. If your bank account cannot be debited due to insufficient funds, a stop-payment or closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

AUTOMATIC REINVESTMENT -- Dividends and capital gain distributions are reinvested in additional shares at no sales charge unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, American Funds Service Company or your investment dealer.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS -- You may cross-reinvest dividends and capital gains ("distributions") into any other fund in The American Funds Group at net asset value, subject to the following conditions:

 (a) The aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement),

 (b) If the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested,

 (c) If you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distribution must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

EXCHANGE PRIVILEGE -- You may exchange shares into other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

You may exchange shares by writing to American Funds Service Company (see "Redeeming Shares"), by contacting your investment dealer, by using American FundsLine(r) and American FundsLine OnLine(r) (See "American FundsLine(r) and American FundsLine OnLine(r)" below), or by telephoning 800/421-0180 toll-free, faxing (see "Principal Underwriter and Transfer Agent" in the prospectus for the appropriate fax numbers) or telegraphing American Funds Service Company. (See "Telephone and Computer Purchases, Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, computer, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Purchase of Shares--Price of Shares.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

AUTOMATIC EXCHANGES -- You may automatically exchange shares in amounts of $50 or more among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day of each month you designate. You must either (a) meet the minimum initial investment requirement for the receiving fund OR (b) the originating fund's balance must be at least $5,000 and the receiving fund's minimum must be met within one year.

AUTOMATIC WITHDRAWALS -- Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the company of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

ACCOUNT STATEMENTS -- Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments will be reflected on regular confirmation statements from American Funds Service Company. Dividend and capital gain reinvestments and purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.

AMERICAN FUNDSLINE(R) AND AMERICAN FUNDSLINE ONLINE(R)-- You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $50,000 per shareholder each day), or exchange shares around the clock with American FundsLine(r) and American FundsLine OnLine(r). To use these services, call 800/325-3590 from a TouchTone(tm) telephone or access the American Funds Web site on the Internet at www.americanfunds.com. Redemptions and exchanges through American FundsLine(r) and American FundsLine OnLine(r) are subject to the conditions noted above and in "Shareholder Account Services and Privileges - Telephone and Computer Purchases, Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares--Investment Minimums and Fund Numbers"), personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

TELEPHONE AND COMPUTER PURCHASES, REDEMPTIONS AND EXCHANGES -- By using the telephone (including American FundsLine(r)) or computer (including American FundsLine OnLine(r)), fax or telegraph purchase, redemption and/or exchange options, you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company (you may also reinstate them at any time by writing American Funds Service Company). If American Funds Service Company does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.

SHARE CERTIFICATES -- Shares are credited to your account and certificates are not issued unless you request them by writing to the Transfer Agent.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

Orders for the fund's portfolio securities transactions are placed by the Investment Adviser. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and promptness of executions. When circumstances relating to a proposed transaction indicate that a particular broker (either directly or through their correspondent clearing agents) is in a position to obtain the best price and execution, the order is placed with that broker. This may or may not be a broker who has provided investment research, statistical, or other related services to the Investment Adviser or has sold shares of the fund or other funds served by the Investment Adviser. The fund does not have an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.

Portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner.

   Brokerage commissions paid on portfolio transactions, excluding dealer concessions on underwritings, for the years ended December 31, 1998, 1997, and 1996 amounted to $18,546,000, $16,553,000 and $11,978,000, respectively.

   The fund is required to disclose information regarding investments in the securities of broker-dealers (or parents of broker-dealers that derive more than 15% of their revenue from broker-dealer activities) which have certain relationships with the fund. During the last fiscal year, Bankers Trust Corporation and Lincoln National Life Insurance Company were among the top 10 dealers that received the largest amount of brokerage commissions and that acted as principals in portfolio transactions. The fund held equity securities of Bankers Trust Corporation in the amount of $121,953,000 and equity securities of Lincoln National Life Insurance Company in the amount of $85,903,000 as of the close of its December 31, 1998 fiscal year.

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS -- Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY 10081, as Custodian. Non-U.S. securities may be held by the Custodian pursuant to sub-custodial arrangements in non-U.S. banks or foreign branches of U.S. banks.

   TRANSFER AGENT -- American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $22,846,000 for the fiscal year ended December 31, 1998.

   INDEPENDENT ACCOUNTANTS -- PricewaterhouseCoopers LLP, 400 South Hope Street, Los Angeles, CA 90071, has served as the fund's independent accountants since the fund's inception, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information from the Annual Report have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

REPORTS TO SHAREHOLDERS -- The fund's fiscal year ends on December 31. Shareholders are provided at least semi-annually with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent accountants, PricewaterhouseCoopers LLP, whose selection is determined annually by the Board of Directors. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of shareholder reports. To receive additional copies of a report, shareholders should contact the Transfer Agent.

YEAR 2000 -- The fund and its shareholders depend on the proper functioning of computer systems maintained by the Investment Adviser and its affiliates and other key service providers. Many computer systems in use today will require reprogramming or replacement prior to the year 2000 because of the way they store dates and make date-related calculations. The fund understands that these service providers are taking steps to address the "Year 2000 problem". However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the fund. In addition, the fund's investments could be adversely affected by the Year 2000 problem. For example, the markets for securities in which the fund invests could experience settlement problems and liquidity issues. Corporate and governmental data processing errors may cause losses for individual companies and overall economic uncertainties. Earnings of individual issuers are likely to be affected by the costs of addressing the problem, which may be substantial and may be reported inconsistently.

PERSONAL INVESTING POLICY -- Capital Research and Management Company and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

   WARRANTS OF THE FUND -- On December 31, 1998, there were option warrants outstanding which may be exercised at any time for the purchase of 835,212 shares of the fund at approximately $5.242 per share (by reason of adjustments for stock dividends and stock splits). As originally issued in 1933 in exchange for shares of a predecessor trust, each warrant permitted the purchase of one share of the fund at $115 per share. If all warrants had been exercised on December 31, 1998, the net assets of the fund would have been $48,501,961,000 and the shares outstanding would have been 1,561,929,000. Whenever the offering price of the fund's shares exceeds the price at which shares may be purchased by the exercise of warrants, the holders of such warrants may, by exercising their options, purchase shares at a price lower than the offering price of shares. No warrants are currently owned by officers or Directors of the fund.

OTHER INFORMATION -- The financial statements, including the investment portfolio and the report of Independent Auditors, contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:




DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND

MAXIMUM OFFERING PRICE PER SHARE -- DECEMBER 31, 1998

Net asset value and redemption price per share

(Net assets divided by shares outstanding)               $31.07

Maximum offering price per share

(100/94.25 of net asset value per share, which           $32.97
takes into account the fund's current maximum
sales charge)




   SHAREHOLDER VOTING RIGHTS -- Shareholders have one vote per share owned. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders holding a majority of the votes entitled to be cast, may remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors. The fund has agreed, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of directors as though the fund were a common-law trust. Accordingly, the Directors of the fund shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

                   INVESTMENT RESULTS AND RELATED STATISTICS

   The fund's yield is 1.50% based on a 30-day (or one month) period ended December 31, 1998, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

 YIELD = 2[( a-b/cd + 1)/6/ -1]

Where: a = dividends and interest earned during the period.

  b = expenses accrued for the period (net of reimbursements).

  c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

  d = the maximum offering price per share on the last day of the period.

   The fund's one year total return and average annual total returns for the five- and ten-year periods ending on December 31, 1998 were 15.8%, 18.62% and 16.55%, respectively. The average annual total return (T) is computed by equating the value at the end of the period (ERV) with a hypothetical initial investment of $1,000 (P) over a period of years (n) according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.

To calculate total return, an initial investment is divided by the offering price (which includes the sales charge) as of the first day of the period in order to determine the initial number of shares purchased. Subsequent dividends and capital gain distributions are then reinvested at net asset value on the reinvestment date determined by the Board of Directors. The sum of the initial shares purchased and shares acquired through reinvestment is multiplied by the net asset value per share as of the end of the period in order to determine ending value. The difference between the ending value and the initial investment divided by the initial investment converted to a percentage equals total return. The resulting percentage indicates the positive or negative investment results that an investor would have experienced from reinvested dividends and capital gain distributions and changes in share price during the periods. Total return may be calculated for the one-, five-, ten-year and for other periods. The average annual total return over periods greater than one year may also be computed by utilizing ending values as determined above.

   The fund may also, at times, calculate total return based on net asset value per share (rather than the offering price), in which case the figure would not reflect the effect of any sales charges which would have been paid if shares were purchased during the period reflected in the computation. Consequently, total return calculated in this manner will be higher. Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.

The following assumptions will be reflected in computations made in accordance with the formula stated above: (1) deduction of the maximum sales load of 5.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. In addition, the company will provide lifetime average total return figures.

The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end net asset value or maximum offering price and the capital gains paid over the last 12 months. The distribution rate may differ from the yield.

The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as The Dow Jones Average of 30 Industrial Stocks and The Standard & Poor's 500 Stock Composite Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders. For educational purposes, fund literature may contain discussions and/or illustrations of volatility, risk tolerance, asset allocation and investment strategies.

The fund may also refer to results and surveys compiled by organizations such as CDA Investment Technologies, Ibbotson Associates, Lipper Analytical Services ("Lipper"), Morningstar, Inc., Wiesenberger Investment Companies Services and the U.S. Department of Commerce. Additionally, the company may, from time to time, refer to results published in various newspapers or periodicals, including BARRON'S, FORBES, FORTUNE, INSTITUTIONAL INVESTOR, KIPLINGER'S PERSONAL FINANCE MAGAZINE, MONEY, U.S. NEWS AND WORLD REPORT and THE WALL STREET JOURNAL.

The fund may from time to time compare its investment results with the following:

 (1) Average of Savings Institution deposits, which is a measure of all kinds of savings deposits, including longer-term certificates (based on figures supplied by the U.S. League of Savings Institutions). Savings deposits offer a guaranteed rate of return on principal, but no opportunity for capital growth. The period shown may include periods during which the maximum rates paid on some savings deposits were fixed by law.

 (2) The Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (E.G. food, clothing, shelter, and fuels, transportation fares, charges for doctors' and dentists' services, prescription medicines, and other goods and services that people buy for day-to-day living).

The fund may also from time to time illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.

The investment results set forth below were calculated as described in the fund's prospectus. The fund's results will vary from time to time depending upon market conditions, the composition of the fund's portfolio and operating expenses of the fund, so that any investment results reported by the fund should not be considered representative of what an investment in the fund may earn in any future period. These factors and possible differences in calculation methods should be considered when comparing the fund's investment results with those published for other mutual funds, other investment vehicles and unmanaged indices. The fund's results also should be considered relative to the risks associated with the fund's investment objectives and policies.

   EXPERIENCE OF INVESTMENT ADVISER -- Capital Research and Management Company manages nine growth and growth-income funds that are at least 10 years old. In the rolling 10-year periods since January 1, 1969 (138 in all) those funds have had better total returns than their comparable Lipper indexes in 128 of 138 periods.

   Note that past results are not an indication of future investment results. Also, the fund has different investment policies than the funds mentioned above. These results are included solely for the purpose of informing investors about the experience and history of Capital Research and Management Company.

 The investment results set forth below were calculated as described in the fund's prospectus.

                         ICA VS. VARIOUS UNMANAGED INDICES

10-Year           ICA           DJIA/1/        S&P 500/2/           Average
Periods                                                             Savings
1/1 -12/31                                                          Account/3/



1989 - 1998       +362%         +460%          +477%                +   60%

1988 - 1997       +326          +452           +424                 +   63

1987 - 1996       +246          +366           +314                 +   65

1986 - 1995       +253          +360           +299                 +   70

1985 - 1994       + 261         + 349          + 282                +   76

1984 - 1993       + 284         + 333          + 301                +   87

1983 - 1992       + 314         + 367          + 346                +   98

1982 - 1991       + 417         + 452          + 404                + 111

1981 - 1990       + 312         + 328          + 267                + 121

1980 - 1989       + 396         + 426          + 402                + 124

1979 - 1988       + 357         + 340          + 352                + 124

1978 - 1987       + 362         + 289          + 313                + 124

1977 - 1986       + 327         + 221          + 264                + 125

1976 - 1985       + 355         + 211          + 281                + 123

1975 - 1984       + 362         + 237          + 297                + 119

1974 - 1983       + 255         + 154          + 175                + 113

1973 - 1982       + 146         +   75         +   91               + 106

1972 - 1981       + 113         +   63         +   87               +   95

1971 - 1980       + 147         +   86         + 125                +   85

1970 - 1979       + 109         +   66         +   77               +   79

1969 - 1978       +   57        +   32         +   36               +   75

1968 - 1977       +   60        +   39         +   42               +   72

1967 - 1976       + 111         +   90         +   90               +   69

1966 - 1975       +   65        +   30         +   38               +   67

1965 - 1974       +  55         +     3        +   13               +   63

1964 - 1973       + 119         +   60         +   79               +   60

1963 - 1972       + 223         + 123          + 158                +   57

1962 - 1971       + 142         +   74         +   98               +   55

1961 - 1970       + 155         +   94         + 119                +   52

1960 - 1969       + 160         +   67         + 112                +   50




/1/ The Dow Jones Average of 30 Industrial Stocks is comprised of 30 industrial companies such as General Motors and General Electric.

/2/ The Standard & Poor's 500 Stock Composite Index is comprised of industrial, transportation, public utilities and financial stocks and represents a large portion of the value of issues traded on the New York Stock Exchange. Selected issues traded on the American Stock Exchange are also included.

/3/ Based on figures supplied by the U.S. League of Savings Institutions and the Federal Reserve Board which reflect all kinds of savings deposits, including longer-term certificates. Savings accounts offer a guaranteed return of principal, but no opportunity for capital growth. During a portion of the period, the maximum rates paid on some savings deposits were fixed by law.

             THE BENEFITS OF SYSTEMATIC INVESTING IN ICA..........


An initial investment of $1,000 in ICA on January 1 would have grown to these amounts over the past 10, 20, 30, and 40 years:

10 years            20 years            30 years            40 years
(1/1/89 -           (1/1/79 -           (1/1/69 -           (1/1/59 -
12/31/98)           12/31/98)           12/31/98)           2/31/98)
$4,623              $22,428             $37,289             $131,191





$1,000 invested in ICA followed by annual $500 investments
(all investments made on January 1) would have grown to these amounts over the past 10, 20, 30, 40 years:

10 years           20 years            30 years            40 years
(1/1/89 -          (1/1/79 -           (1/1/69 -           (1/1/59 -
12/31/98)          12/31/98)           12/31/98)           12/31/98)
$15,472            $84,230             $265,758            $743,691





$2,000 invested in ICA on January 1 of each year would have grown to these amounts over the past 5, 10, 20 and 30 years:

5  years            10 years            20 years            30 years
(1/1/94 -           (1/1/89 -           (1/1/79 -           (1/1/69 -
12/31/98)           12/31/98)           12/31/98)           12/31/98)
$18,302             $52,641             $292,893            $991,351



 SEE THE DIFFERENCE TIME CAN MAKE IN AN INVESTMENT PROGRAM...


If you had invested                              ... and taken all

$10,000 in ICA                                   distributions in
                                                 shares,

this many years ago...                           your investment would

                                                 have been worth this

                                                 much at December 31,
                                                 1998



Number                         Periods

of Years                       1/1-12/31         Value



1                              1998              $11,588

2                              1997 - 1998       15,039

3                              1996 - 1998       17,949

4                              1995 - 1998       23,446

5                              1994 - 1998       23,487

6                              1993 - 1998       26,215

7                              1992 - 1998       28,039

8                              1991 - 1998       35,479

9                              1990 - 1998       35,729

10                             1989 - 1998       46,235

11                             1988 - 1998       52,400

12                             1987 - 1998       55,271

13                             1986 - 1998       67,282

14                             1985 - 1998       89,730

15                             1984 - 1998       95,682

16                             1983 - 1998       115,023

17                             1982 - 1998       153,797

18                             1981 - 1998       155,177

19                             1980 - 1998       188,121

20                             1979 - 1998       224,275

21                             1978 - 1998       257,088

22                             1977 - 1998       250,487

23                             1976 - 1998       324,612

24                             1975 - 1998       439,818

25                             1974 - 1998       360,760

26                             1973 - 1998       300,134

27                             1972 - 1998       347,703

28                             1971 - 1998       406,953

29                             1970 - 1998       417,361

30                             1969 - 1998       372,891



   Results of a $10,000 investment in ICA/a/ with capital gain distributions taken in shares
(For the lifetime of the company January 1, 1934 through December 31, 1998)

                 TOTAL VALUE ASSUMING                          CAPITAL VALUE ASSUMING
                  DIVIDENDS REINVESTED                                 DIVIDENDS IN CASH

Year             Dividends              Value of               Dividends             Value of
Ended            Reinvested             Investment             Taken in              Investment
12/31            During Year            at Year-End            Cash                  at Year-End



1934             ---                    $11,822                ---                   $11,822

1935             ---                    21,643                 ---                   21,643

1936             $398                   31,560                 $398                  31,042

1937             1,006                  19,424                 976                   18,339

1938             181                    24,776                 170                   23,174

1939             536                    24,986                 498                   22,860

1940             891                    24,384                 806                   21,460

1941             1,262                  22,590                 1,089                 18,816

1942             1,186                  26,376                 969                   20,893

1943             1,101                  35,019                 861                   26,861

1944             1,242                  43,193                 942                   32,130

1945             1,191                  59,091                 878                   42,948

1946             1,775                  57,692                 1,277                 40,686

1947             2,409                  58,217                 1,672                 39,332

1948             2,685                  58,430                 1,785                 37,714

1949             2,661                  63,941                 1,689                 39,436

1950             3,152                  76,618                 1,911                 45,185

1951             3,391                  90,274                 1,970                 51,159

1952             3,535                  101,293                1,974                 55,305

1953             3,927                  101,747                2,113                 53,362

1954             4,104                  158,859                2,127                 80,780

1955             5,124                  199,215                2,579                 98,530

1956             5,608                  220,648                2,748                 106,303

1957             6,228                  194,432                2,969                 90,911

1958             6,546                  281,479                3,028                 128,040

1959             7,013                  321,419                3,161                 142,882

1960             8,139                  335,998                3,582                 145,597

1961             8,383                  413,552                3,603                 175,370

1962             9,122                  358,800                3,831                 148,178

1963             9,620                  440,900                3,936                 177,833

1964             10,708                 512,591                4,285                 202,346

1965             12,112                  650,689               4,742                 251,553

1966             15,516                 657,093                5,946                 248,034

1967             18,359                 846,941                6,869                 312,473

1968             22,628                 990,640                8,270                 356,572

1969             25,318                 884,824                9,024                 309,611

1970             27,305                 908,018                9,438                 307,421

1971             28,565                 1,062,651              9,569                 349,727


                 Results of a $10,000 investment in ICA (cont.)

                 TOTAL VALUE ASSUMING                          CAPITAL VALUE ASSUMING
                  DIVIDENDS REINVESTED                                 DIVIDENDS IN CASH

Year             Dividends              Value of               Dividends             Value of
Ended            Reinvested             Investment             Taken in              Investment
12/31            During Year            at Year-End            Cash                  at Year-End



1972             29,917                 1,231,087              9,750                 394,701

1973             33,353                 1,024,067              10,569                317,911

1974             52,187                 840,310                15,908                245,526

1975             49,800                 1,137,660              14,318                317,655

1976             46,441                 1,474,369              12,804                398,099

1977             49,838                 1,436,402              13,279                374,307

1978             55,969                 1,647,483              14,386                414,421

1979             69,960                 1,963,310              17,347                475,669

1980              91,302                2,380,187              21,746                552,242

1981             115,901                2,401,091              26,420                530,864

1982             146,105                3,211,997              31,589                670,590

1983             147,156                3,859,712              30,264                774,518

1984             160,449                4,117,187              31,680                791,971

1985             174,890                5,491,890              33,152                1,017,904

1986             203,830                6,685,657              37,328                1,200,518

1987             267,489                7,049,178              47,452                1,220,928

1988             318,747                7,989,285               54,382               1,327,375

1989             370,835                10,338,589             60,741                1,652,751

1990             406,318                10,409,027             64,056                1,598,821

1991             320,422                13,171,892             48,721                1,969,876

1992             357,779                14,092,236             52,965                2,052,162

1993             374,395                15,729,365             54,005                2,234,153

1994             407,211                15,753,834             57,286                2,180,610

1995             450,124                20,578,696             61,704                2,779,658

1996             480,065                24,560,540             64,313                3,247,852

1997             510,312                31,881,108             67,021                4,142,648

1998             584,125                39,193,457/b/          75,420                5,008,219/c/





/a/ Results reflect payment of a sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425. There is no sales charge on dividends reinvested or capital gain distributions taken in shares. Results do not take into account income and capital gain taxes.


/b/ The total "cost" of this investment ($10,000 plus $6,537,847 in reinvested dividends) was $6,547,847. Total value includes reinvested dividends and capital gain distributions totaling $13,594,989 taken in shares in the years 1936-1998.


/c/ Capital Value includes capital gain distributions taken in shares (total $2,146,514) but does not include the amount of dividends received in cash ($1,140,291).



INVESTMENT PORTFOLIO - December 31, 1998

------------------------------------------         ----------
                                                   Percent of
Largest Individual Holdings                        Net Assets
------------------------------------------         ----------
Philip Morris                                            3.68%
Fannie Mae                                               2.96
Time Warner                                              2.93
Viacom                                                   2.08
Intenational Business Machines                           1.82
Pfizer                                                   1.71
AT&T                                                     1.71
BankAmerica                                              1.52
Cendant                                                  1.51
Sprint FON Group                                         1.42

------------------------------------------         ----------

                                                   Percent of
Largest Industry Holdings                          Net Assets
------------------------------------------         ----------
Telecommunications                                       8.70%
Banking                                                  7.96
Health & Personal Care                                   7.19
Broadcasting & Publishing                                6.82
Data Processing & Reproduction                           6.46

------------------------------------------         ----------

                                                   Percent of
Largest Investment Categories                      Net Assets
------------------------------------------         ----------
Services                                                24.06%
Finance                                                 16.06
Consumer Goods                                          15.47




------------------------------------------         ----------
                      NAV
------------------------------------------         ----------
Beginning
Ending

------------------------------------------         ----------



------------------------------------------         ----------
Companies appearing in the portfolio listing
 since June 30, 1998
------------------------------------------
American Stores
Aon
Baxter International
Bayer
Cardinal Health
Compaq Computer
Corning
Deutsche Telekom
Illinois Tool Works
International Flavors & Fragrances
Jefferson-Pilot
Kimberly-Clark
Motorola
Northern Telecom
Northrop Grumman
Perkin-Elmer
Sara Lee
SunTrust Banks
Texas Utilities
Thermo Electron


------------------------------------------
Companies eliminated from the portfolio listing
 since June 30, 1998
------------------------------------------
Amgen
Bay Networks
Boston Scientific
CIGNA
Citicorp
Emerson Electric
First Chicago NBD
Fleet Financial Group
General Motors (Hughes)
General Re
Halliburton
H.F Ahmanson
Inco
PNC Bank
Rockwell International
Solutia
Toronto-Dominion Bank
Union Pacific
UNOVA
Western Atlas

THE INVESTMENT COMPANY OF AMERICA
INVESTMENT PORTFOLIO, December 31, 1998
------------------------------------------

Equity Securities                                                                Market    Percent
------------------------------------------                        Number of       Value     of Net
Energy                                                               Shares  (millions)     Assets
------------------------------------------                      -----------     -------    -------
Energy Sources-4.71%
Amoco Corp.                                                        4,665,000     281.649       .58
Atlantic Richfield Co.                                             2,350,000     153.337       .32
British Petroleum Co. PLC (ADR)                                      900,000      80.662       .17
Broken Hill Proprietary Co. Ltd.                                   3,931,689      28.920       .06
Chevron Corp.                                                      1,950,000     161.728       .33
Elf Aquitaine (ADR)                                                1,500,000      84.937       .18
Exxon Corp.                                                          800,000      58.500       .12
Kerr-McGee Corp.                                                     860,600      32.918       .07
Mobil Corp.                                                        1,700,000     148.113       .30
Murphy Oil Corp.                                                   2,175,000      89.719       .18
Phillips Petroleum Co.                                             5,100,000     217.388       .45
Royal Dutch Petroleum Co. (New York Registered Shares)             9,200,000     440.450       .91
Texaco Inc.                                                        2,600,000     137.475       .28
TOTAL, Class B                                                     1,273,469     128.838
TOTAL, Class B (ADR)                                               2,200,000     109.450       .49
Unocal Corp.                                                       2,500,000      72.969       .15
USX-Marathon Group                                                 2,000,000      60.250       .12

Utilities: Electric & Gas-0.98%
Ameren Corp.                                                         600,000      25.612       .05
American Electric Power Co., Inc.                                  1,686,600      79.376       .16
Duke Energy Corp.                                                    529,200      33.902       .07
Florida Progress Corp.                                               400,000      17.925       .04
GPU, Inc.                                                          2,000,000      88.375       .18
KeySpan Energy Corp. (formerly MarketSpan Corp.)                   2,816,000      87.296       .18
Southern Co.                                                       2,372,500      68.951       .14
Texas Utilities Co.                                                1,500,000      70.031       .16

                                                                                -------    -------
                                                                               2,758.771      5.69
                                                                                -------    -------
------------------------------------------
Materials
------------------------------------------
Chemicals-3.09%
Air Products and Chemicals, Inc.                                   3,870,000     154.800       .32
Bayer AG                                                           2,050,000      85.478       .18
E.I. du Pont de Nemours and Co.                                    5,350,000     283.884       .59
Imperial Chemical Industries PLC (ADR)                             4,100,000     143.244       .30
International Flavors & Fragrances Inc.                            2,007,000      88.684       .18
Monsanto Co.                                                      13,265,800     630.126      1.30
Praxair, Inc.                                                      3,144,700     110.851       .22

Forest Products & Paper-2.66%
Champion International Corp.                                       1,950,000      78.975       .16
Fort James Corp.                                                   9,000,000     360.000       .74
Georgia-Pacific Corp., Georgia-Pacific Group                       4,575,000     267.924       .55
Georgia-Pacific Corp., Timber Group                                3,250,000      77.391       .16
International Paper Co.                                            1,500,000      67.219       .14
Louisiana-Pacific Corp.                                            2,900,000      53.106       .11
Union Camp Corp.                                                   1,530,000     103.275       .21
Weyerhaeuser Co.                                                   5,550,000     282.009       .59

Metals: Nonferrous-0.70%
Aluminum Co. of America                                            2,500,000     186.406       .38
Freeport-McMoRan Copper & Gold Inc., Class B                       2,200,000      22.963       .05
Phelps Dodge Corp.                                                 1,696,300      86.299       .18
Rio Tinto PLC                                                      1,652,835      19.055       .04
WMC Ltd.                                                           9,000,000      27.099       .05

Metals: Steel-0.01%
USX-U.S. Steel Group                                                 200,000       4.600       .01

                                                                                -------    -------
                                                                               3,133.388      6.46
                                                                                -------    -------
------------------------------------------
Capital Equipment
------------------------------------------
Aerospace & Military Technology-1.10%
Boeing Co.                                                         3,720,000     121.365       .25
Northrop Grumman Corp.                                               700,000      51.187       .11
Raytheon Co., Class A                                              2,310,305     119.414
Raytheon Co., Class B                                              1,700,000      90.525       .43
Sundstrand Corp.                                                   1,412,600      73.279       .15
United Technologies Corp.                                            720,000      78.300       .16

Data Processing & Reproduction-6.46%
Ascend Communications, Inc. (1)                                    2,366,200     155.578       .32
Cisco Systems, Inc. (1)                                            2,800,000     259.875       .54
Compaq Computer Corp.                                              2,800,000     117.425       .24
Computer Associates International, Inc.                            2,795,000     119.137       .25
Fujitsu Ltd.                                                       7,223,000      95.667       .20
Hewlett-Packard Co.                                                4,100,000     280.081       .58
International Business Machines Corp.                              4,784,600     883.955      1.82
Microsoft Corp. (1)                                                2,000,000     277.375       .57
Oracle Corp. (1)                                                  15,503,750     668.599      1.38
3Com Corp. (1)                                                     2,600,000     116.512       .24
Xerox Corp.                                                        1,350,000     159.300       .32

Electrical & Electronic-1.35%
Lucent Technologies Inc.                                           1,200,000     132.000       .27
Northern Telecom Ltd.                                              3,649,140     182.913       .38
Siemens AG                                                         3,200,000     206.235       .43
Telefonaktiebolaget LM Ericsson, Class B (ADR)                     5,500,000     131.656       .27

Electronic Components-3.42%
AMP Inc.                                                             523,350      27.247       .06
Corning Inc.                                                       5,216,000     234.720       .48
Intel Corp.                                                        2,250,000     266.766       .55
Micron Technology, Inc. (1)                                        7,250,000     366.578       .75
Motorola, Inc.                                                     4,277,000     261.164       .54
Texas Instruments Inc.                                             5,890,000     503.963      1.04

Electronic Instruments-0.31%
Perkin-Elmer Corp.                                                 1,555,950     151.802       .31

Energy Equipment-0.72%
Schlumberger Ltd.                                                  7,550,000     348.244       .72

Industrial Components-0.40%
Dana Corp.                                                         1,821,500      74.454       .15
Genuine Parts Co.                                                    750,000      25.078       .05
Goodyear Tire & Rubber Co.                                           650,000      32.784       .07
Illinois Tool Works Inc.                                           1,000,000      63.125       .13

Machinery & Engineering-1.34%
Caterpillar Inc.                                                   3,000,000     138.000       .28
Cummins Engine Co., Inc.                                           2,000,000      71.000       .15
Deere & Co.                                                        6,500,000     215.313       .44
Ingersoll-Rand Co.                                                 2,100,000      98.569       .20
Parker Hannifin Corp.                                              1,710,000      56.003       .12
Thermo Electron Corp. (1)                                          4,000,000      67.750       .15
                                                                                -------    -------
                                                                               7,322.938     15.10
                                                                                -------    -------
------------------------------------------
Consumer Goods
------------------------------------------

Appliances & Household Durables-0.18%
Newell Co.                                                         2,106,600      86.897       .18

Automobiles-1.29%
DaimlerChrysler AG (New York Registered Shares) (1)                2,119,900     203.643       .42
Ford Motor Co.                                                     2,600,000     152.588       .32
General Motors Corp.                                               3,750,000     268.359       .55

Beverages & Tobacco-5.40%
PepsiCo, Inc.                                                      8,950,000     366.391       .76
Philip Morris Companies Inc.                                      33,400,000   1,786.900      3.68
RJR Nabisco Holdings Corp.                                        11,635,000     345.414       .71
Seagram Co. Ltd.                                                   3,200,000     121.600       .25

Food & Household Products-1.25%
Archer Daniels Midland Co.                                         3,307,500      56.848       .12
Bestfoods                                                          1,200,000      63.900       .13
General Mills, Inc.                                                3,484,800     270.943       .56
Nestle SA                                                             30,000      65.308       .14
Procter & Gamble Co.                                                 600,000      54.787       .11
Sara Lee Corp.                                                     1,200,000      33.825       .07
Unilever NV (New York Registered Shares)                             700,000      58.056       .12

Health & Personal Care-7.19%
Abbott Laboratories                                                3,000,000     147.000       .30
Avon Products, Inc.                                                3,453,000     152.795       .32
Baxter International Inc.                                          2,200,000     141.487       .29
Bristol-Myers Squibb Co.                                           1,600,000     214.100       .44
Eli Lilly and Co.                                                  3,650,000     324.394       .67
Kimberly-Clark Corp.                                               1,000,000      54.500       .11
Merck & Co., Inc.                                                  3,000,000     443.062       .91
Pfizer Inc                                                         6,600,000     827.888      1.71
Pharmacia & Upjohn, Inc.                                           2,947,500     166.902       .35
Schering-Plough Corp.                                              5,800,000     320.450       .66
Warner-Lambert Co.                                                 6,600,000     496.238      1.02
Zeneca Group PLC                                                   4,450,900     193.586
Zeneca Group PLC (ADR)                                                99,000       4.443       .41

Recreation & Other Consumer Products-0.16%
Eastman Kodak Co.                                                  1,100,000      79.200       .16


                                                                                -------    -------
                                                                               7,501.504     15.47
                                                                                -------    -------
------------------------------------------
Services
------------------------------------------
Broadcasting & Publishing-6.82%
Comcast Corp., Class A, special stock                                840,000      49.297       .10
Dow Jones & Co., Inc.                                              2,000,000      96.250       .20
Houston Industries Inc. 7.00% ACES convertible preferred 2000        500,000      53.188       .11
Tele-Communications, Inc., Series A, Liberty Media Group (1)      11,130,987     512.721      1.06
Tele-Communications, Inc., Series A,  TCI Group (1)                3,000,000     165.938       .34
Time Warner Inc.                                                  22,900,000   1,421.231      2.93
Viacom Inc., Class A (1)                                           1,196,400      88.010
Viacom Inc., Class B (1)                                          12,450,000     921.300      2.08

Business & Public Services-3.45%
Browning-Ferris Industries, Inc.                                   1,500,000      42.656       .09
Cendant Corp. (1)                                                 38,300,000     730.094      1.51
Columbia/HCA Healthcare Corp.                                      5,800,000     143.550       .30
Electronic Data Systems Corp.                                      1,900,000      95.475       .20
FDX Corp. (1)                                                      1,435,000     127.715       .26
Interpublic Group of Companies, Inc.                               2,769,150     220.840       .46
United HealthCare Corp.                                            1,000,000      43.063       .09
Waste Management, Inc.                                             5,780,000     269.493       .54

Leisure & Tourism-0.90%
McDonald's Corp.                                                   1,400,000     107.275       .23
Walt Disney Co.                                                   10,900,000     327.000       .67

Merchandising-3.57%
American Stores Co.                                                6,800,000     251.175       .52
AutoZone, Inc. (1)                                                 2,640,000      86.955       .18
Cardinal Health, Inc., Class A                                       502,650      38.139       .08
Dillard's Inc.                                                     2,100,000      59.587       .12
J.C. Penney Co., Inc.                                              3,500,000     164.062       .34
Limited Inc.                                                       7,164,700     208.672       .43
Lowe's Companies, Inc.                                             5,425,000     277.692       .57
May Department Stores Co.                                          1,812,300     109.418       .23
Venator Group, Inc. (1)                                            5,800,000      37.337       .08
Wal-Mart Stores, Inc.                                              6,100,000     496.769      1.02

Telecommunications-8.70%
AirTouch Communications (1)                                        6,691,700     482.639      1.00
Ameritech Corp.                                                    7,000,000     443.625       .91
AT&T Corp.                                                        11,000,000     827.750      1.71
Deutsche Telekom AG                                               11,230,400     368.960       .76
MCI WorldCom, Inc. (1)                                             6,053,650     434.349       .90
SBC Communications Inc.                                            1,800,000      96.525       .20
Sprint FON Group (formerly Sprint Corp.)                           8,185,700     688.622      1.42
Tele-Communications, Inc., Series A, TCI Ventures Group (1)        9,427,100     222.126       .46
Telefonica, SA (ADR)                                               1,428,000     193.316       .40
Telefonos de Mexico, SA de CV, Class L (ADR)                       3,057,400     148.857       .31
U S WEST, Inc.                                                     2,100,000     135.713       .28
Vodafone Group PLC (ADR)                                           1,098,000     176.915       .35

Transportation: Airlines-0.62%
AMR Corp. (1)                                                      4,350,000     258.281       .53
Delta Air Lines, Inc.                                                942,100      48.989       .09


                                                                                -------    -------
                                                                              11,671.569     24.06
                                                                                -------    -------
------------------------------------------
Finance
------------------------------------------
Banking-7.96%
BANK ONE CORP.                                                     4,816,000     245.917       .51
BankAmerica Corp. (new)                                           12,227,100     735.154      1.52
Bankers Trust Corp.                                                1,427,400     121.953       .25
Chase Manhattan Corp.                                              4,989,000     339.564       .70
Comerica Inc.                                                        750,000      51.141       .11
First Union Corp.                                                  9,255,000     562.820      1.16
KeyCorp                                                            5,500,000     176.000       .36
National City Corp.                                                1,000,000      72.000       .15
SunTrust Banks, Inc.                                               2,368,200     181.167       .37
U.S. Bancorp                                                       2,831,250     100.509       .21
Wachovia Corp.                                                       900,000      78.694       .16
Washington Mutual, Inc.                                           17,500,000     668.281      1.38
Wells Fargo & Co. (new)                                           13,250,000     529.172      1.08

Financial Services-5.58%
Associates First Capital Corp., Class A                            2,000,000      84.750       .17
Fannie Mae                                                        19,396,800   1,435.363      2.96
Freddie Mac                                                        5,300,000     341.519       .70
Household International, Inc.                                     12,400,000     491.350      1.01
SLM Holding Corp.                                                  7,357,000     353.136       .74

Insurance-2.52%
Aetna Inc.                                                         1,620,000     127.372       .26
Allstate Corp.                                                     3,700,000     142.913       .29
American General Corp.                                             1,810,000     141.180       .29
American International Group, Inc.                                 2,700,000     260.888       .54
Aon Corp.                                                          1,600,000      88.600       .18
Jefferson-Pilot Corp.                                              2,000,000     150.000       .31
Lincoln National Corp.                                             1,050,000      85.903       .18
SAFECO Corp.                                                       1,600,000      68.700       .14
St. Paul Companies, Inc.                                           4,480,000     155.680       .33

                                                                              ---------  ---------
                                                                               7,789.726     16.06
                                                                              ---------  ---------
------------------------------------------
Other
------------------------------------------
Multi-Industry-0.60%
AlliedSignal Inc.                                                  2,700,000     119.644       .25
Canadian Pacific Ltd.                                              2,300,000      43.412       .09
Minnesota Mining and Manufacturing Co.                               120,000       8.760       .02
Textron Inc.                                                       1,585,000     120.361       .24

Gold Mines -0.55%
Barrick Gold Corp.                                                 4,750,000      92.625       .19
Newmont Mining Corp.                                               4,750,000      85.797       .18
Placer Dome Inc.                                                   7,750,000      89.125       .18


Miscellaneous-1.18%
Equity securities in initial period of
 acquisition                                                                     569.207      1.18
                                                                                -------    -------
                                                                               1,128.931      2.33
                                                                                -------    -------

Total Equity Securities (cost: $22,082.637
 million)                                                                     41,306.827     85.17
                                                                                -------    -------

                                                                  Principal
------------------------------------------                           Amount
Bonds & Notes                                                    (millions)
------------------------------------------                        ---------


                                                                              ---------  ---------
Total Bonds & Notes (cost: $1,224.939 million)
                                                                              ---------  ---------
Total Investment Securities (cost: $23,307.576
 million)                                                                     41,306.827     85.17
                                                                  Principal
------------------------------------------                           Amount
Short-Term Securities                                            (millions)
------------------------------------------                        ---------
U.S. Treasuries and Other Federal Agencies-9.82%
Treasury Notes 5.625%-6.00% due 7/31-11/15/99                      1,000.000   1,008.163      2.08
Fannie Mae 4.72%-5.18% due 1/8-6/24/99                               768.050     761.659      1.57
Federal Farm Credit Bank 4.68%-5.05% due 1/19-6/30/99                166.762     163.971       .34
Federal Farm Credit Bank Notes 4.75%-5.32% due 1/4-7/1/99            225.000     224.976       .46
Federal Home Loan Banks 4.65%-5.05% due 1/4-6/30/99                  936.994     925.634      1.91
Freddie Mac 4.875%-5.18% due 1/7-4/9/99                            1,460.937   1,450.499      2.99
International Bank for Reconstruction and Development                228.200     226.959       .47
4.88%-5.06% due 1/14-3/22/99

Corporate Short-Term Notes-5.11%
A.I. Credit Corp. 5.08%-5.09% due 2/22-2/23/99                        67.000      66.486       .14
American Express Credit Corp. 5.13% due 1/5-1/13/99                   90.000      89.889       .19
American General Finance Corp. 5.15%-5.28% due 1/21-1/29/99           60.000      59.792       .12
Ameritech Corp. 5.00%-5.08% due 1/12-2/4/99                           75.000      74.793       .15
Archer Daniels Midland Co. 5.00%-5.02% due 4/1-4/6/99                 80.000      78.982       .16
Associates First Capital Corp. 5.10%-5.33% due 1/13-3/1/99            98.000      97.530       .20
Atlantic Richfield Co. 4.81%-5.02% due 2/16-3/16/99 (2)               90.000      89.252       .18
Bell Atlantic Network Funding Corp. 5.23% due 1/6/99                  37.100      37.068       .08
BellSouth Telecommunications, Inc. 5.08%-5.15% due 1/20-2/24/99       81.600      81.114       .17
Coca-Cola Co. 5.00%-5.27% due 1/21-3/5/99                            127.400     126.629       .26
Consolidated Natural Gas Co. 5.05% due 1/21/99                        40.000      39.882       .08
Deere & Co. 5.00%-6.04% due 1/7-1/15/99                               49.800      49.709       .10
Walt Disney Co. 4.91%-5.25% due 1/14-2/5/99                           97.000      96.707       .20
E.I.du Pont de Nemours and Co. 4.98%-5.11% due 1/6-3/9/99             98.000      97.649       .20
Eastman Kodak Co. 5.08%-5.49% due 1/15-2/11/99                        67.300      66.969       .14
Emerson Electric Co. 5.07%-5.45% due 1/21-2/10/99                     73.850      73.476       .15
Ford Motor Credit Co. 5.03%-5.04% due 1/6-3/25/99                    108.700     108.090       .22
Gannett Co., Inc. 4.98%-5.03% due 1/11-1/15/99 (2)                    57.400      57.300       .12
General Electric Capital Corp. 5.11%-5.50% due 1/4-3/19/99           134.000     133.175       .27
H.J. Heinz Co. 4.85%-5.20% due 2/11-2/26/99                           86.900      86.310       .18
IBM Credit Corp. 5.25%-5.30% due 1/5-1/8/99                           83.500      83.409       .17
Johnson & Johnson 5.03%-5.17% due 1/29-2/18/99 (2)                    76.800      76.395       .16
Lucent Technologies Inc. 4.90%-5.25% due 1/5-1/12/99                  68.500      68.401       .14
Minnesota Mining and Manufacturing Co. 4.95%-5.10% due 1/19-1/2       77.400      77.178       .16
Motorola, Inc. 5.03% due 2/25-3/23/99                                 75.900      75.196       .16
PepsiCo, Inc. 5.03%-5.25% due 1/13-1/26/99                            83.525      83.281       .17
Pfizer Inc 5.13%-5.22% due 1/13-2/12/99 (2)                          107.900     107.483       .22
Procter & Gamble Co. 4.90%-5.30% due 1/19-2/26/99                    106.000     105.481       .22
Shell Oil Co. 5.03% due 1/15/99                                       75.300      75.140       .16
Texaco Inc. 5.00%-5.02% due 2/11-2/17/99                              73.000      72.532       .15
Xerox Corp. 4.95%-4.99 due 1/11-1/22/99                               41.300      41.182       .09

Total Short-Term Securities
 (cost: $7,229.933 million)                                                    7,238.341     14.93
Excess of payables over cash and receivables                                     47.585        .10
                                                                                -------    -------
Total Short-Term Securities, Cash and Receivables,
 Net of Payables                                                               7,190.756     14.83
                                                                                -------    -------

Net Assets                                                                    48,497.583    100.00
                                                                                =======    =======


(1) Non-income-producing securities.
(2) Purchased in a private placement transaction;
 resale to the public may require registration or sale only to qualified institutional buyers.

ADR = American Depositary Receipts

See Notes to Financial Statements

The Investment Company of America
-----------------------------------------   -------------  -------------
Statement of Assets and Liabilities                          (dollars in
at December 31, 1998                                           millions)
----------------------------------------    -------------  -------------
Assets:
Investment securities at market
 (cost: $22,082.637)                                         $41,306.827
Short-term securities at market
 (cost: $7,229.933)                                            7,238.341
Cash                                                                .319
Receivables for-
 Sales of investments                             $58.535
 Sales of fund's shares                            61.329
 Dividends and accrued interest                    71.887        191.751
                                            -------------  -------------
                                                              48,737.238
Liabilities:
Payables for-
 Purchases of investments                         132.239
 Repurchases of fund's shares                      87.270
 Management services                                9.930
 Accrued expenses                                  10.216        239.655
                                            -------------  -------------
Net Assets at December 31, 1998-
 Equivalent to $31.07 per share on
 1,561,093,865 shares of $1 par value
 capital stock outstanding (authorized
 capital stock--2,000,000,000 shares)                        $48,497.583
                                                           =============


Statement of Operations                                      (dollars in
for the year ended December 31, 1998                           millions)
-----------------------------------------   -------------  -------------
Investment Income:
Income:
 Dividends                                       $604.737
 Interest                                         351.079    $   955.816
                                            -------------
Expenses:
 Management services fee                          108.430
 Distribution expenses                             96.401
 Transfer agent fee                                22.846
 Reports to shareholders                            2.274
 Registration statement and
  prospectus                                        1.965
 Postage, stationery and supplies                   5.136
 Directors' fees                                     .505
 Auditing and legal fees                             .108
 Custodian fee                                       .667
 Taxes other than federal income tax                 .404
 Other expenses                                      .281        239.017
                                            -------------  -------------
 Net investment income                                           716.799
                                                           -------------
Realized Gain and Unrealized
 Appreciation on Investments:
 Net realized gain                                             4,437.555
 Net increase in unrealized
  appreciation on investments                                  3,902.006
                                                           -------------
  Net realized gain and increase in
   unrealized appreciation on investments                      8,339.561
                                                           -------------
Net Increase in Net Assets Resulting
 from Operations                                             $ 9,056.360
                                                           =============



----------------------------------------    -------------  -------------
                                                             (dollars in
                                                               millions)
                                               Year ended
                                               36,525.000
Statement of Changes in Net Assets                   1998           1997
-----------------------------------------   -------------  -------------
Operations:
Net investment income                         $   716.799    $   678.160
Net realized gain on investments                4,437.555      3,800.223
Net increase in unrealized
 appreciation on investments                    3,902.006      4,685.662
                                            -------------  -------------
 Net increase in net assets
  resulting from operations                     9,056.360      9,164.045
                                            -------------  -------------
Dividends and Distributions Paid
 to Shareholders:
Dividends from net investment income             (729.026)      (639.699)
Distributions from net realized
 gain on investments                           (4,219.066)    (3,345.342)
                                            -------------  -------------
 Total dividends and distributions             (4,948.092)    (3,985.041)
                                            -------------  -------------
Capital Share Transactions:
Proceeds from shares sold: 175,861,192
 and 142,732,538 shares, respectively           5,363.712      3,966.602
Proceeds from shares issued in reinvestment
 of net investment income dividends and
 distributions of net realized gain on
 investments: 152,955,982 and 132,253,234
 shares, respectively                           4,569.218      3,660.294
Cost of shares repurchased: 173,627,274
 and 143,511,101 shares, respectively          (5,261.288)    (3,963.699)
                                            -------------  -------------
 Net increase in net assets resulting from
  capital share transactions                    4,671.642      3,663.197
                                            -------------  -------------
Total Increase in Net Assets                    8,779.910      8,842.201

Net Assets:
Beginning of year                              39,717.673     30,875.472
                                            -------------  -------------
End of year (including undistributed
 net investment income: $307.707
 and $320.290, respectively)                  $48,497.583    $39,717.673
                                            =============  =============





See Notes to Financial Statements

 NOTES TO FINANCIAL STATEMENTS
1 ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - The Investment Company of America (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital and income, placing greater emphasis on future dividends than on current income.

SIGNIFICANT ACCOUNTING POLICIES - The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

NON-U.S CURRENCY TRANSLATION - Assets or liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts on securities purchased are amortized. The fund does not amortize premiums on securities purchased.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

2. FEDERAL INCOME TAXATION

It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

  As of December 31, 1998, net unrealized appreciation on investments for federal income tax purposes aggregated $19,241,920,000, of which $19,965,459,000 related to appreciated securities and $723,539,000 related to depreciated securities. During the year ended December 31,1998, the fund realized, on a tax basis, a net capital gain of $4,437,593,000 on securities transactions. Net losses related to non-U.S. currency transactions of $38,000 were treated as an adjustment to ordinary income for federal income tax purposes. The cost of portfolio securities for federal income tax purposes was $29,303,248,000 at December 31, 1998.

3. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $108,430,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company
(CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.39% of the first $1 billion of net assets; 0.336% of such assets in excess of $1 billion but not exceeding $2 billion; 0.30% of such assets in excess of $2 billion but not exceeding $3 billion; 0.276% of such assets in excess of $3 billion but not exceeding $5 billion; 0.258% of such assets in excess of $5 billion but not exceeding $8 billion; 0.246% of such assets in excess of $8 billion but not exceeding $13 billion; 0.24% of such assets in excess of $13 billion but not exceeding $21 billion; 0.235% of such assets in excess of $21 billion but not exceeding $34 billion; and 0.231% of such assets in excess of $34 billion.

DISTRIBUTION EXPENSES - Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended December 31,1998, distribution expenses under the Plan were $96,401,000. As of December 31,1998, accrued and unpaid distribution expenses were $9,197,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $18,078,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

TRANSFER AGENT FEE - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $22,846,000.

DEFERRED DIRECTORS' FEES - Directors and Advisory Board members who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of December 31, 1998, aggregate amounts deferred and earnings thereon were $919,000.

  CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. WARRANTS - Option warrants are outstanding, which may be exercised at any time for the purchase of 835,212 shares of the fund at approximately $5.242 per share. If all warrants had been exercised on December 31, 1998, the net assets of the fund would have been $48,501,961,000; the shares outstanding would have been 1,561,929,000; and the net asset value would have been equivalent to $31.05 per share. During the year ended December 31,1998, 125 warrants were exercised for the purchase of 2,742 shares.

5. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES.
The fund made purchases and sales of investment securities, excluding short-term securities, of $9,439,861,000 and $11,098,750,000, respectively, during the year ended December 31, 1998.

 As of December 31, 1998, accumulated undistributed net realized gain on investments was $494,439,000 and additional paid-in capital was $26,901,645,000. The fund reclassified $356,000 and $179,411,000 from undistributed net investment income and undistributed net realized gains, respectively, to additional paid-in capital for the year ended December 31,1998.

 Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $667,000 includes $48,000 that was paid by these credits rather than in cash.

 Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended December 31,1998, such non-U.S. taxes were $9,434,000. Net realized currency losses on dividends, interest and withholding taxes reclaimable, on a book basis, were $38,000 for the year ended December 31, 1998.


Per-Share Data and Ratios
                                                                 Year ended December 31
                                                         1998           1997        1996        1995      1994
Net Asset Value, Beginning of Year                      $28.25       $24.23      $21.61      $17.67    $18.72
                                                  ------------ ------------  ----------  ---------- ---------
 Income From Investment Operations:
  Net investment income                                    .48          .51         .49         .52       .51
  Net gains or losses on securities (both
   realized and unrealized)                               5.79         6.61        3.66        4.83      (.48)
                                                  ------------ ------------  ----------  ---------- ---------
   Total from investment operations                       6.27         7.12        4.15        5.35       .03
                                                   -----------  -----------   --------- ----------- ---------
 Less Distributions:
  Dividends (from net investment income)                  (.51)        (.50)       (.50)       (.50)     (.48)
  Distributions (from capital gains)                     (2.94)       (2.60)      (1.03)       (.91)     (.60)
                                                   -----------  -----------   --------- ----------- ---------
   Total distributions                                   (3.45)       (3.10)      (1.53)      (1.41)    (1.08)
                                                   -----------  -----------   ---------  ---------- ---------
Net Asset Value, End of Year                            $31.07       $28.25      $24.23      $21.61    $17.67
                                                    ==========   ==========    ========    ========   =======

Total Return (1)                                         22.94%      29.81%       19.35%      30.63%      .16%

Ratios/Supplemental Data:
 Net assets, end of year (in millions)                  $48,498      $39,718     $30,875     $25,678   $19,280
 Ratio of expenses to average net assets                  0.55%        0.56%       0.59%       0.60%     0.60%
 Ratio of net income to average net assets                1.65%        1.90%       2.17%       2.70%     2.83%
 Portfolio turnover rate - common stocks                 25.43%       24.08%      17.46%      20.91%    17.94%
 Portfolio turnover rate - investment securities         24.28%       26.02%      19.56%      20.37%    31.08%




(1) Excludes maximum sales charge of 5.75%.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of The Investment Company of America

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of The Investment Company of America (the "Fund") at December 31, 1998, the results of its operations, the changes in its net assets and the per-share data and ratios for the years indicated, in conformity with generally accepted accounting principles. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP

Los Angeles, California
January 29, 1999


1998 TAX INFORMATION (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:


                                                  Dividends and Distributions Per Share


To Shareholders of       Payment Date             From Net           From Net              From Net
Record                                            Investment         Realized Short-       Realized  Long-
                                                  Income             Term Gains            Term Gains

March 6, 1998            March 9, 1998            $0.12              -                     $0.33

June 5, 1998             June 8, 1998             0.12               -                     -

September 4, 1998        September 8, 1998        0.12               -                     -

December 17, 1998        December 18, 1998        0.15               -                      2.61


The fund also designates as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares


Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 74% of the dividends paid by the fund from net investment income represent qualifying dividends.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 12% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.
SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.


                                     PART C
                               OTHER INFORMATION
                       THE INVESTMENT COMPANY OF AMERICA

ITEM 23. EXHIBITS

(a) Previously filed (see Post-Effective Amendment No. 101 filed February 27,
1997).
(b) Previously filed (see Post-Effective Amendment No. 101 filed February 27,
1997).
(c) Previously filed (see Post-Effective Amendment No. 101 filed February 27,
1997).
(d) Previously filed (see Post-Effective Amendment No. 101 filed February 27,
1997).
(e) Previously filed (see Post-Effective Amendment No. 101 filed February 27,
1997).
(f) None.
(g) Previously filed (see Post-Effective Amendment No. 101 filed February 27,
1997).
(h) None.
(i) Not applicable to this filing.
(j) Consent of Independent Auditors.
(k) None.
(l) Previously filed (see Post-Effective Amendment No. 101 filed February 27,
1997).
(m) Previously filed (see Post-Effective Amendment No. 101 filed February 27,
1997).
(n) EX-27 Financial data schedule (EDGAR).
(o) None.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

  None.

ITEM 25. INDEMNIFICATION.

Registrant is a joint-insured under Investment Advisor/Mutual Fund Errors and Omissions Policies written by American International Surplus Lines Insurance Company, Chubb Custom Insurance Company and ICI Mutual Insurance Company. These policies insure its officers and Trustees against certain liabilities. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify the individual.

The following are certain provisions of the Delaware Corporation Law applicable to the Registrant:

Subsection (a) of Section 145 of the Delaware Corporation Law empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

Subsection (b) of Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person acted in any of the capacities set forth above, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that a court of equity or the court in which such action or suit was brought shall determine upon application that despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

Section 145 further provides that to the extent a director or officer of a corporation has been successful on the merits or otherwise in the defense of any action, suit or proceeding referred to in subsections (a) and (b) or in the defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith; that indemnification provided for by Section 145 shall not be deemed exclusive of any other rights to which the indemnified party may be entitled; that the scope of indemnification extends to directors, officers, employees or agents of a constituent corporation absorbed in a consolidation or merger and persons serving in that capacity at the request of the constituent corporation for another; and empowers the corporation to purchase and maintain insurance on behalf of a director or officer of the corporation against any liability asserted against him or incurred by him in any such capacity or arising out of his status as such whether or not the corporation would have the power to indemnify him against such liabilities under Section 145.

The By-Laws of the Registrant state:

37A. (a) The corporation shall indemnify its directors and officers, and may indemnify its employees and agents, against any liability or cost arising out of their service to the corporation, to the fullest extent permitted by the law of the State of Delaware, except as set forth in paragraph (b) and except as conditioned by paragraph (c).

 (b) The corporation may not indemnify any of its directors or officers against any liability to the corporation or to its stockholders to which he or she is subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office as described in Section 17(h) of the Investment Company Act of 1940 ("disabling conduct").

 (c) Indemnification by the corporation of any director or officer against any liability to the corporation or to its stockholders is conditioned on either:

 (1) a final decision on the merits by a court or other body before which a proceeding relating to the liability of that director or officer is brought finding that he or she is not liable by reason of disabling conduct; or

 (2) in the absence of such a decision, a determination, based upon a review of the facts, that the director or officer is not liable by reason of disabling conduct, by either:

  a. the vote of a majority of a quorum of directors, who are neither "interested persons" of the corporation as defined in Section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding; or

    b.  independent legal counsel in a written opinion; or

 (3) the dismissal of either a court or an administrative proceeding against the director or officer for insufficiency of evidence of any disabling conduct with which he or she has been charged.

(d) Under the conditions set forth in paragraph (e), the corporation shall advance funds to its officers and directors, and may advance funds to its employees and agents, to cover expenses, including attorneys' fees, they incur in defending any civil, criminal, administrative or investigative action, suit or proceeding, arising out of their service as directors or officers, to the fullest extent permitted by Delaware law.
 (e) The corporation shall advance funds to cover expenses, including attorneys' fees, incurred by any director or officer in connection with the defense of any proceeding described in paragraph (d) only if an undertaking is provided by or on behalf of the director or officer to repay the advance unless it is ultimately determined using the procedure described in clause (c) (1) or
(c) (2) or (c) (3) that he or she is entitled to indemnification. It shall be a condition to any such advance that either:

   (1) the director or officer shall provide security for his or her undertaking; or

   (2) the corporation shall be insured against losses arising by reason of any
unlawful    advance; or

   (3) either (aa) a majority of a quorum of the directors, who are neither
"interested    persons" of the corporation as defined in Section 2(a) (19) of the Investment Company Act of 1940 nor parties to the proceeding, or (bb) independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the director or officer will be found entitled to indemnification.
 (f) Provisions in this Section for indemnification of, and advancement of expenses to, officers, directors, employees and agents shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

  None.

ITEM 27. PRINCIPAL UNDERWRITERS.

(a) American Funds Distributors, Inc. is also the Principal Underwriter of shares of: AMCAP Fund, Inc., American Balanced Fund, Inc., The American Funds Income Series, The American Funds Tax-Exempt Series I, The American Funds Tax-Exempt Series II, American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., Capital Income Builder, Inc., Capital World Bond Fund, Inc., Capital World Growth and Income Fund, Inc., The Cash Management Trust of America, EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Money Fund of America, U.S. Treasury Money Fund of America and Washington Mutual Investors Fund, Inc.

(B)                 (1)                                                                   (2)                 (3)




                  NAME AND PRINCIPAL                    POSITIONS AND OFFICES             POSITIONS AND OFFICES

                  BUSINESS ADDRESS                      WITH UNDERWRITER                  WITH REGISTRANT



                  David L. Abzug                        Regional Vice President           None

                  27304 Park Vista Road
             Agoura Hills, CA  91301



                  John A. Agar                          Vice President                    None
             1501 N. University, Suite 227A
             Little Rock, AR  72207



                  Robert B. Aprison                     Vice President                    None

                  2983 Bryn Wood Drive

                  Madison, WI  53711



L                William W. Bagnard                    Vice President                    None



                  Steven L. Barnes                      Senior Vice President             None

                  5400 Mount Meeker Road

                  Boulder, CO  80301



B                Carl R. Bauer                         Assistant Vice President          None

                  Michelle A. Bergeron                  Vice President                    None
             4160 Gateswalk Drive
             Smyrna, GA  30080



                  Joseph T. Blair                       Senior Vice President             None

                  27 Drumlin Road

                  West Simsbury, CT  06092



                  John A. Blanchard                     Vice President                    None

                  6421 Aberdeen Road

                  Mission Hills, KS  66208



                  Ian B. Bodell                         Senior Vice President             None

                  P.O. Box 1665

                  Brentwood, TN  37024-1665



                  Michael L. Brethower                  Senior Vice President             None

                  2320 North Austin Avenue

                  Georgetown, TX  78626



                  C. Alan Brown                         Regional Vice President           None

 4129 Laclede Avenue

       St. Louis, MO  63108




H                J. Peter Burns                        Vice President                    None



                  Brian C. Casey                        Regional Vice President           None

                  8002 Greentree Road

                  Bethesda, MD  20817



                  Victor C. Cassato                     Senior Vice President             None

                  609 W. Littleton Blvd.,
             Suite 310

                  Littleton, CO  80120



                  Christopher J. Cassin                 Senior Vice President             None

                  111 W. Chicago Avenue, Suite G3

                  Hinsdale, IL  60521



                  Denise M. Cassin                       Vice President                   None

                  1301 Stoney Creek Drive

                  San Ramon, CA  94538



L                Larry P. Clemmensen                   Director                          None



L                Kevin G. Clifford                     Director, President and
                                                       Co-Chief Executive Officer   None



                  Ruth M. Collier                       Senior Vice President             None

                  145 West 67th St., #12K

                  New York, NY  10023



S                David Coolbaugh                       Assistant Vice President          None



                  Thomas E. Cournoyer                   Vice President                    None

                  2333 Granada Boulevard

                  Coral Gables, FL  33134



                  Douglas A. Critchell                  Senior Vice President             None

                  3521 Rittenhouse Street, N.W.

                  Washington, D.C.  20015



L                Carl D. Cutting                       Vice President                    None



                  Daniel J. Delianedis                  Regional Vice President           None

                  8689 Braxton Drive

                  Eden Prairie, MN  55347



                  Michael A. Dilella                    Vice President                    None

                  P. O. Box 661

                  Ramsey, NJ  07446



                  G. Michael Dill                       Senior Vice President             None
             505 E. Main Street

                  Jenks, OK  74037



                  Kirk D. Dodge                         Senior Vice President             None

                  633 Menlo Avenue, Suite 210

                  Menlo Park, CA  94025



                  Peter J. Doran                        Senior Vice President             None

                  1205 Franklin Avenue

                  Garden City, NY  11530



L                Michael J. Downer                     Secretary                         None



                  Robert W. Durbin                      Vice President                    None

                  74 Sunny Lane

                  Tiffin, OH  44883



I                Lloyd G. Edwards                      Senior Vice President             None



L                Paul H. Fieberg                       Senior Vice President             None



                  John Fodor                             Vice President                   None

                  15 Latisquama Road

                  Southborough, MA  01772



                  Clyde E. Gardner                      Senior Vice President             None

                  Route 2, Box 3162

                  Osage Beach, MO  65065



B                Evelyn K. Glassford                   Vice President                    None



                  Jeffrey J. Greiner                    Vice President                    None

                  12210 Taylor Road

                  Plain City, OH  43064

L                Paul G. Haaga, Jr.                    Director                          None



B                Mariellen Hamann                      Assistant Vice President          None



                  David E. Harper                       Senior Vice President             None

                  R.D. 1, Box 210, Rte 519

                  Frenchtown, NJ  08825



                  Ronald R. Hulsey                      Vice President                    None

                  6744 Avalon

                  Dallas, TX  75214



                  Robert S. Irish                       Regional Vice President           None

                  1225 Vista Del Mar Drive

                  Delray Beach, FL  33483



L                Robert L. Johansen                    Vice President                    None



                  Michael J. Johnston                   Director                          None

                  630 Fifth Avenue, 36th Floor

                  New York, NY  10111



B                Damien M. Jordan                      Vice President                    None



                  Arthur J. Levine                      Senior Vice President             None

                  12558 Highlands Place

                  Fishers, IN  46038



B                Karl A. Lewis                         Assistant Vice President          None



                  T. Blake Liberty                      Regional Vice President           None

                  5506 East Mineral Lane

                  Littleton, CO  80122



                  Mark Lien                             Regional Vice President           None
             5570 Beechwood Terrace
             West Des Moines, IA  50266

L                Lorin E. Liesy                        Assistant Vice President          None



L                Susan G. Lindgren                     Vice President -                  None
                                                   Institutional

                                                        Investment Services



LW               Robert W. Lovelace                    Director                          None



                  Stephen A. Malbasa                    Vice President                    None

                  13405 Lake Shore Blvd.

                  Cleveland, OH  44110



                  Steven M. Markel                      Senior Vice President             None

                  5241 South Race Street

                  Littleton, CO  80121



L                J. Clifton Massar                     Director, Senior Vice             None
                                                   President



L                E. Lee McClennahan                    Senior Vice President             None



L                Jamie R. McCrary                      Assistant Vice President          None



S                John V. McLaughlin                    Senior Vice President             None



                  Terry W. McNabb                       Vice President                    None

                  2002 Barrett Station Road

                  St. Louis, MO  63131



L                R. William Melinat                    Vice President -                  None
                                                   Institutional

                                                        Investment Services



                  David R. Murray                       Vice President                    None

                  60 Briant Drive

                  Sudbury, MA  01776



                  Stephen S. Nelson                     Vice President                    None

                  P.O. Box 470528

                  Charlotte, NC  28247-0528



                  William E. Noe                        Regional Vice President           None

                  304 River Oaks Road

                  Brentwood, TN  37027



                  Peter A. Nyhus                        Vice President                    None

                  3084 Wilds Ridge Court

                  Prior Lake, MN  55372

                  Eric P. Olson                         Vice President                    None

                  62 Park Drive

                  Glenview, IL  60025



                  Fredric Phillips                      Senior Vice President             None

                  175 Highland Avenue, 4th Floor

                  Needham, MA  02494



B                Candance D. Pilgrim                   Assistant Vice President          None



                  Carl S. Platou                        Vice President                    None

                  4021 96th Avenue, S.E.

                  Mercer Island, WA  98040



L                John O. Post                          Vice President                    None



S                Richard P. Prior                      Assistant Vice President          None



                  Steven J. Reitman                     Senior Vice President             None

                  212 The Lane

                  Hinsdale, IL  60521



                  Brian A. Roberts                       Vice President                   None

                  P.O. Box 472245

                  Charlotte, NC  28247



                  George S. Ross                        Senior Vice President             None

                  55 Madison Avenue

                  Morristown, NJ  07962



L                Julie D. Roth                         Vice President                    None



L                James F. Rothenberg                   Director                          None



                  Douglas F. Rowe                       Vice President                    None

                  30008 Oakland Hills Drive

                  Georgetown, TX  78628



                  Christopher S. Rowey                  Regional Vice President           None

                  9417 Beverlywood Street

                  Los Angeles, CA  90034



                  Dean B. Rydquist                      Senior Vice President             None

                  1080 Bay Pointe Crossing

                  Alpharetta, GA  30005

                  Richard R. Samson                     Senior Vice President             None

                  4604 Glencoe Avenue, #4

                  Marina del Rey, CA  90292



                  Joseph D. Scarpitti                   Vice President                    None

                  31465 St. Andrews

                  Westlake, OH  44145



L                R. Michael Shanahan                   Director                          President and Director



                  David W. Short                        Director, Chairman of the         None
             1000 RIDC Plaza, Suite 212            Board and Co-Chief Executive
             Pittsburgh, PA  15238                 Officer



                  William P. Simon, Jr.                 Senior Vice President             None

                  912 Castlehill Lane

                  Devon, PA  91333



L                John C. Smith                         Assistant Vice President -        None
                                                   Institutional Investment
                                                   Services



                  Rodney G. Smith                       Vice President                    None

                  100 N. Central Expressway
             Suite 1214

                  Richardson, TX  75080



                  Tony Soave                            Regional Vice President           None
             8831 Morning Mist Drive
             Clarkston, MI  48348

                  Nicholas D. Spadaccini                Regional Vice President           None

                  855 Markley Woods Way

                  Cincinnati, OH  45230



L                Kristen J. Spazafumo                  Assistant Vice President          None



                  Daniel S. Spradling                   Senior Vice President             None

                  181 Second Avenue
             Suite 228

                  San Mateo, CA  94401



B                Max D. Stites                         Vice President                    None



                  Thomas A. Stout                       Regional Vice President           None

                  3919 Whooping Crane Circle
             Virginia Beach, VA  23455





                  Craig R. Strauser                     Vice President                    None

                  3 Dover Way

                  Lake Oswego, OR  97034



                  Francis N. Strazzeri                  Senior Vice President             None

                  31641 Saddletree Drive

                  Westlake Village, CA  91361



L                Drew W. Taylor                        Assistant Vice President          None



S                James P. Toomey                        Vice President                   None



I                Christopher E. Trede                   Vice President                   None



                  George F. Truesdail                   Vice President                    None

                  400 Abbotsford Court

                 Charlotte, NC  28270



                  Scott W. Ursin-Smith                  Vice President                    None

                  60 Reedland Woods Way

                  Tiburon, CA  94920



                  Thomas E. Warren                      Regional Vice President           None

                  119 Faubel Street

                  Sarasota, FL  34242



L                J. Kelly Webb                         Senior Vice President,            None
                                                   Treasurer



                  Gregory J. Weimer                     Vice President                    None

                  206 Hardwood Drive

                  Venetia, PA  15367



B                Timothy W. Weiss                      Director                          None



                  George Wenzel                         Regional Vice President           None
             3406 Shakespeare Drive
             Troy, MI  48084

                  N. Dexter Williams                    Senior Vice President             None
             P.O. Box 2200
             Danville, CA  94526



                  Timothy J. Wilson                     Vice President                    None

                  113 Farmview Place

                  Venetia, PA  15367



B                Laura L. Wimberly                     Vice President                    None



H                Marshall D. Wingo                     Director, Senior Vice             None
                                                   President



L                Robert L. Winston                     Director, Senior Vice             None
                                                   President



                  William R. Yost                       Vice President                    None

                  9320 Overlook Trail

                  Eden Prairie, MN  55347



                  Janet M. Young                        Regional Vice President           None

                  1616 Vermont

                  Houston, TX  77006



                  Scott D. Zambon                       Regional Vice President           None

                  320 Robinson Drive

                  Tustin Ranch, CA  92782


__________
L Business Address, 333 South Hope Street, Los Angeles, CA  90071
LW Business Address, 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025
B Business Address, 135 South State College Boulevard, Brea, CA  92821
S Business Address, 3500 Wiseman Boulevard, San Antonio, TX  78251
H Business Address, 5300 Robin Hood Road, Norfolk, VA 23513
I Business Address, 8332 Woodfield Crossing Blvd., Indianapolis, IN 46240

 (c) None.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and kept in the offices of the fund and its investment adviser, Capital Research and Management Company, 333 South Hope Street, Los Angeles, CA 90071. Certain accounting records are maintained and kept in the offices of the fund's accounting department, 135 South State College Blvd., Brea, CA 92821.

Records covering shareholder accounts are maintained and kept by the transfer agent, American Funds Service Company, 135 South State College Blvd., Brea, CA 92821, 3500 Wiseman Boulevard, San Antonio, TX 78251, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 42640 and 5300 Robin Hood Road, Norfolk, VA 23514.

Records covering portfolio transactions are also maintained and kept by the custodian, The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY 10081.

ITEM 29. MANAGEMENT SERVICES.

  None.

ITEM 30. UNDERTAKINGS.

  n/a

                            SIGNATURE OF REGISTRANT

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, and State of California, on the 26th day of February, 1999.

    THE INVESTMENT COMPANY OF AMERICA

  By /s/ JON B. LOVELACE, JR.
  (Jon B. Lovelace, Jr., Chairman of the Board)

Pursuant to the requirements of the Securities Act of 1933, this amendment to its Registration Statement has been signed below on February 26, 1999, by the following persons in the capacities indicated.

         SIGNATURE                          TITLE

(1)      Principal Executive Officer:

         /s/ JON B. LOVELACE, JR.           Chairman of the Board

         (Jon B. Lovelace, Jr.)

(2)      Principal Financial Officer and

         Principal Accounting Officer:

          /s/ THOMAS M. ROWLAND             Treasurer

             (Thomas M. Rowland)

(3)      Directors:

         Charles H. Black*                  Director

         Ann S. Bowers*                     Director

         Louise H. Bryson                   Director

         Malcolm R. Currie*                 Director

         William R. Grimsley                Senior Vice President & Director





         /s/ JON B. LOVELACE, JR.

          (Jon B. Lovelace, Jr.)            Chairman of the Board

         John G. McDonald*                  Director

         Bailey Morris-Eck*                 Director

         Richard G. Newman                  Director

         William C. Newton*                 Director

         James W. Ratzlaff*                 Vice Chairman of the Board

         Olin C. Robison*                   Director

         R. Michael Shanahan                President & Director

         William J. Spencer                 Director


 *By  /s/ VINCENT P. CORTI
        (Vincent P. Corti, Attorney-in-Fact)

Counsel represents that this amendment does not contain disclosures that would make the amendment ineligible for effectiveness under the provisions of rule 485(b).

  /s/ Michael J. Downer
   (Michael J. Downer)